                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              PITTWAY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

[LOGO]
   200 South Wacker Drive
  Chicago, Illinois 60606-5802

-----------------------------------------------------------

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD
ON MAY 7, 1998

-----------------------------------------------------------

TO THE STOCKHOLDERS:

The annual meeting of stockholders of Pittway Corporation will be held on Thursday, May 7, 1998 at 9:30 A.M., local time, at the Seven Continents Skybird Meeting Center, Rotunda Building, O'Hare International Airport, Chicago, Illinois, for the following purposes:

1.   To elect directors for the ensuing year.

2. To act upon a proposal of the Board of Directors to amend the Company's Restated Certificate of Incorporation, as amended, to increase the Company's authorized Class A Stock from 36,000,000 shares to 100,000,000 shares and the Company's authorized Common Stock from 42,000,000 shares to 120,000,000 shares.

3. To act upon a proposal of the Board of Directors to amend the Company's 1990 Stock Awards Plan.

4. To act upon a proposal of the Board of Directors to approve a 1998 Director Stock Option Plan.

5. To act upon a proposal of the Board of Directors to approve the business criteria for certain annual bonuses for three of the Company's executive officers.

6. To transact such other business as may properly be brought before the meeting.

The annual meeting may be postponed or adjourned from time to time without any notice other than announcement at the meeting, and any and all business for which notice is hereby given may be transacted at any such postponed or adjourned meeting.

The Board of Directors has fixed the close of business on March 26, 1998 as the record date for determination of stockholders entitled to notice of and to vote at the meeting.

A list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours at the Company's principal executive offices, 200 South Wacker Drive, Suite 700, Chicago, Illinois 60606-5802 during the ten days preceding the meeting.

Stockholders are requested to complete and sign the enclosed proxy, which is solicited by the Board of Directors, and promptly return it in the accompanying envelope.

BECAUSE TWO CLASSES OF STOCK OF THE COMPANY ARE OUTSTANDING, A SEPARATE FORM OF PROXY HAS BEEN PREPARED WITH RESPECT TO EACH CLASS OF STOCK. STOCKHOLDERS WHO OWN OF RECORD SHARES OF ONLY ONE CLASS ARE BEING FURNISHED ONLY WITH THE PROXY RELATING TO THAT CLASS. STOCKHOLDERS WHO OWN OF RECORD SHARES OF BOTH CLASSES ARE BEING FURNISHED WITH BOTH PROXIES (IN SEPARATE MAILINGS, EACH OF WHICH ALSO INCLUDES A COPY OF THIS NOTICE AND THE PROXY STATEMENT). STOCKHOLDERS WHO RECEIVE BOTH PROXIES MUST COMPLETE, SIGN AND RETURN BOTH PROXIES IN ORDER FOR THE SHARES OF BOTH CLASSES TO BE VOTED BY PROXY.

                                       By Order of the Board of Directors

                                       JAMES F. VONDRAK
Chicago, Illinois                      SECRETARY
April 3, 1998

[LOGO]

-----------------------------------------------------------

PROXY STATEMENT

-----------------------------------------------------------

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Pittway Corporation (herein called the "Company") of proxies for use at the annual meeting of stockholders to be held on Thursday, May 7, 1998 and at any postponement or adjournment thereof. All shares of Common Stock and Class A Stock entitled to vote at the annual meeting which are represented by properly executed proxies will, unless such proxies have been revoked, be voted in accordance with the instructions given in such proxies or, if no contrary instructions are given therein, will be voted in the election of directors as described under "Election of Directors", will be voted FOR approval of the amendment to the Company's Restated Certificate of Incorporation, as amended, increasing the Company's authorized Class A Stock and Common Stock, will be voted FOR the proposal of the Board of Directors to amend the Company's 1990 Stock Awards Plan, will be voted FOR the proposal of the Board of Directors to approve the 1998 Director Stock Option Plan, will be voted FOR approval of the business criteria for certain annual bonuses for three of the Company's executive officers and as to any other matters that may properly be presented to the meeting will be voted as described under "Other Matters." Any stockholder who has given a proxy with respect to any matter may revoke it at any time prior to the closing of the polls as to that matter at the annual meeting by delivering a notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company, or by attending the annual meeting and voting in person.

Proxy statements and proxies are being mailed to stockholders on or about April 3, 1998. The mailing address of the principal executive offices of the Company is 200 South Wacker Drive, Suite 700, Chicago, Illinois 60606-5802.

The Company had outstanding on March 26, 1998, the record date for the annual meeting, 3,938,832 shares of Common Stock and 17,095,468 shares of Class A Stock. Both classes of stock are traded on the New York Stock Exchange.

Pursuant to the Company's Restated Certificate of Incorporation, as amended, prior to the Change of Control Date (as defined therein) generally the holders of Class A Stock voting as a class are entitled to elect such number of directors, but not less than two, as equal 25% of the total number of directors constituting the full Board of Directors and the holders of Common Stock voting as a class are entitled to elect the remaining directors, and with respect to all other matters voted upon by the stockholders of the Company, the holders of Common Stock are entitled to one vote per share of Common Stock and the holders of Class A Stock are entitled to one-tenth of one vote per share of Class A Stock.

Subject to certain exceptions, the "Change of Control Date" is defined as the first date on which the shares of Harris Group Stock (as defined below) are entitled to cast fewer than 2,244,165 votes (counting the Class A Stock as entitled to cast one-tenth of one vote per share for this purpose). "Harris Group Stock" means, at any point in time, shares of Common Stock and Class A Stock which, at such time, any member of the "Harris Group" (as defined below), either alone or in combination with any other member or members of the Harris Group, directly or indirectly beneficially owns (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as such Rule was in effect and interpreted at 5:00 P.M. Central Standard Time on December 28, 1989), without taking into account any shares of Common Stock acquired by any member of the Harris Group subsequent to May 31, 1989 in excess of shares of Common Stock disposed of by members of the Harris Group subsequent to such date. The "Harris Group" means Messrs. Irving B. Harris, Neison Harris, King Harris, William W. Harris and Sidney Barrows, and their respective spouses, descendants and spouses of descendants, trustees of trusts established for the benefit of such persons, and executors of estates of such persons. Irving B. Harris and Neison Harris are brothers and Sidney Barrows is their brother-in-law. William W. Harris is the son of Irving B. Harris and King Harris is the son of Neison Harris.

So long as the Change of Control Date does not occur prior to the annual meeting (which the Company believes to be a reasonable assumption), at the meeting the holders of Class A Stock voting as a class will be entitled to elect three directors, the holders of Common Stock voting as a class will be entitled to elect nine directors, and the holders of Common Stock will be entitled to one vote per share of Common Stock and the holders of Class A Stock to one-tenth of one vote per share of Class A Stock with respect to the proposal of the Board of Directors to amend the Company's Restated Certificate of Incorporation, as amended, to increase the Company's authorized Class A Stock and Common Stock, the proposal of the Board of Directors to amend the Company's 1990 Stock Awards Plan, the proposal of the Board of Directors to approve the 1998 Director Stock Option Plan, the proposal of the Board of Directors to approve the business criteria for certain annual bonuses for three of the Company's executive officers and any other business as may properly be brought before the meeting.

Under the Company's By-Laws, attendance at the meeting in person or by proxy by the holders of Class A Stock entitled to cast at least a majority of the votes which the Class A Stock is entitled to cast at the meeting is required in order to establish a quorum for the purpose of electing the directors to be elected by the Class A Stock, attendance at the meeting in person or by proxy by the holders of Common Stock entitled to cast at least a majority of the votes which the Common Stock is entitled to cast at the meeting is required in order to establish a quorum for the purpose of electing the directors to be elected by the Common Stock, and attendance at the meeting in person or by proxy by the holders of Common Stock and Class A Stock entitled to cast at least a majority of the votes which such stock is entitled to cast at the meeting on matters other than the election of directors is required in order to establish a quorum for the purpose of considering the proposal of the Board of Directors to amend the Company's Restated Certificate of Incorporation, as amended, to increase the Company's authorized Class A Stock and Common Stock, the proposal of the Board of Directors to amend the Company's 1990 Stock Awards Plan, the proposal of the Board of Directors to approve the 1998 Director Stock Option Plan , the proposal of the Board of Directors to approve the business criteria for certain annual bonuses for three of the Company's executive officers and any other business.

Pursuant to Delaware law, shares entitled to cast votes on a matter at the meeting which are the subject of an ABSTAIN on that matter will be treated for all purposes relevant to that matter as being present at the meeting and entitled to vote and thus will have the same effect as a vote of such shares against that matter. Shares entitled to cast votes on a matter at the meeting which are the subject of a broker non-vote on that matter will be treated for quorum purposes relevant to that matter as being present at the meeting and entitled to vote but will not be so treated in determining whether a majority or other required percentage of the "shares present and entitled to vote" on that matter has been obtained.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership (as such term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) as of March 26, 1998 of Common Stock and Class A Stock by (a) the persons known by the Company to be the beneficial owners of more than 5% of the outstanding shares of Common Stock or Class A Stock, (b) each director, and nominee for director, of the Company, (c) each of the executive officers of the Company listed in the Summary Compensation Table, (d) all directors, nominees and executive officers of the Company as a group, and
(e) the current members of the Harris Group. The information set forth in the table as to directors, nominees and executive officers is based upon information furnished to the Company by them in connection with the preparation of this Proxy Statement. Except where otherwise indicated, the mailing address of each of the stockholders named in the table is: c/o Pittway Corporation, 200 South Wacker Drive, Suite 700, Chicago, Illinois 60606-5802.

                                                                                                         Percent of
                                                                                                        Outstanding
                                           Number of       Percent of      Number of     Percent of       Votes on
                                           Shares of      Outstanding      Shares of     Outstanding   Matters Other
                                            Common         Shares of        Class A       Shares of    Than Election
                  Name                     Stock (1)      Common Stock     Stock (1)    Class A Stock   of Directors
                  ----                     ---------      ------------     ---------    -------------  -------------
William Harris Investors, Inc. (2) (3)...  1,271,900           32.3%       1,807,874         10.6%          25.7%
   2 North LaSalle Street
   Suite 400
   Chicago, Illinois 60602
Mario J. Gabelli et al. (4)..............    776,707          19.7         2,189,864        12.8            17.6
   One Corporate Center
   Rye, New York 10580
Janus Capital Corporation (5)............       None             -         1,893,611        11.1             3.4
   100 Fillmore Street, Suite 300
   Denver, Colorado 80206
Katherine Harris (3) (6).................    322,229           8.2           542,816         3.2             6.7
Roberta Harris (3) (7)...................    200,700           5.1           208,590         1.2             3.9
Jack Polsky (3) (8)......................    439,512          11.2           667,779         3.9             9.0
Boardman Lloyd (3) (7)...................    200,700           5.1           208,590         1.2             3.9
Irving B. Harris (3) (9).................  1,271,900          32.3         1,807,874        10.6            25.7
King Harris (3) (10) (20)................    461,452          11.7           940,146         5.5             9.8
Neison Harris (3) (11)...................    499,493          12.7           758,262         4.4            10.2
Sidney Barrows (3) (12)..................     38,541           1.0            62,821          .4              .8
William W. Harris (3) (13) (15)..........  1,271,900          32.3         1,810,874        10.6            25.7
Eugene L. Barnett (14) (15)..............        600             *             3,978           *               *
Fred Conforti (16) (20)..................      3,900            .1           126,666          .7              .3
E. David Coolidge III (15)...............      1,100             *            10,500          .1               *
Anthony Downs (15).......................      1,650             *            10,189          .1               *
Leo A. Guthart (17) (20).................       None             -           148,063          .9              .3
Jerome Kahn, Jr. (3) (15) (18)...........  1,271,900          32.3         1,810,874        10.6            25.7
Thomas L. Kemp (20)......................       None             -               199           *               *
John W. McCarter, Jr.....................       None             -              None           -               -
Daniel J. Ramella (19) (20)..............       None             -            50,016          .3              .1
All Directors, Nominees and Executive
   Officers of the Company as a group
   (18 persons) (20) (21)................  2,134,259          54.2         3,807,884        22.3            44.5
The Current Harris Group (3).............  2,123,739          53.9         3,354,199        19.6            43.5

 --------------
  * Less than one-tenth of one percent

 (1) Except as otherwise indicated below, beneficial ownership means the sole power to vote and dispose of shares.

 (2) The information as to William Harris Investors, Inc. ("WHI") is derived in part from statements, as amended February 12, 1998, filed with the Securities and Exchange Commission (the "Commission") pursuant to Section 13(g) of the Exchange Act. Such statements, together with advice furnished to the Company separately by WHI, disclose that (i) WHI, an investment adviser registered under the Investment Advisers Act of 1940, holds all such shares on behalf, and in terminable discretionary accounts, of Irving
      B. Harris, William W. Harris, Sidney Barrows and certain other members of the Harris Group and Jerome Kahn, Jr., (ii) WHI shares voting power with such persons, and has sole dispositive power, with respect to all such shares, (iii) Irving B. Harris and his children (including William W. Harris) are the sole voting stockholders of WHI and (iv) Irving B. Harris and Jerome Kahn, Jr. are, respectively, the Chairman and the President of WHI

 (3) The information as to the Current Harris Group (as defined below), Katherine Harris, Roberta Harris, Jack Polsky, Boardman Lloyd, Irving B. Harris, King Harris, Neison Harris, Sidney Barrows and William W. Harris is derived in part from statements, as amended January 15, 1990, filed with the Commission pursuant to Section 13(d) of the Exchange Act and statements, as amended November 15, 1991, filed with the Commission pursuant to such Section. Such statements were filed on behalf of such persons as well as those other persons and entities who are currently members of the Harris Group beneficially owning, directly or indirectly, shares of Common Stock or Class A Stock (collectively referred to as the "Current Harris Group"). Such statements disclose that, because of the relationships among members of the Current Harris Group, such persons may be deemed to be a group within the meaning of Section 13(d) of the Exchange Act and the rules and regulations thereunder. Jerome Kahn, Jr. may also be deemed to be a member of any such group. Irving B. Harris, King Harris, Neison Harris, Sidney Barrows, William W. Harris and Jerome Kahn, Jr. may be deemed in control of the Company by reason of beneficial ownership of stock of the Company by themselves and other members of the Current Harris Group and by reason of their positions with the Company and its subsidiaries. The aggregate number of outstanding shares which may be deemed to be beneficially owned by the Current Harris Group includes all the shares shown in this table for WHI, Katherine Harris, Roberta Harris, Jack Polsky, Boardman Lloyd, Irving B. Harris, King Harris, Neison Harris, Sidney Barrows and William W. Harris. Total excludes duplication of shares within the Current Harris Group. Addition of the shares owned directly by Jerome Kahn, Jr. would not affect the percentages of outstanding shares or outstanding votes shown for the Current Harris Group.

 (4) The information as to Mario J. Gabelli and entities controlled directly or indirectly by Mr. Gabelli is derived from statements, as amended November 3, 1997 and December 3, 1997, filed with the Commission pursuant to
      Section 13(d) of the Exchange Act. Such statements disclose that (i) Mr. Gabelli is the chief investment officer for most of the entities signing such statements and is deemed to have beneficial ownership of the shares beneficially owned by all such entities, (ii) Mr. Gabelli and such entities do not admit that they constitute a group within the meaning of
      Section 13(d) of the Exchange Act and the rules and regulations thereunder and (iii) Mr. Gabelli and such entities have the sole power to vote and dispose of all the shares of which they are beneficial owners (unless the aggregate voting interest of all such entities exceeds 25% of the Company's total voting interest or other special circumstances exist, in which case the proxy voting committees of certain of such entities would have the sole power to vote certain of 426,700 shares of Common Stock and 416,500 shares of Class A Stock) except 6,450 shares of Common Stock and 47,733 shares of Class A Stock as to which they have no voting power.

 (5) The information as to Janus Capital Corporation ("Janus") is derived from a statement, as amended March 10, 1998, filed with the Commission pursuant to Section 13(g) of the Exchange Act. Such statement discloses that (i) Thomas H. Bailey is President and Chairman of the Board of Janus, owns approximately 12.2% of Janus and may be deemed to exercise control over Janus, (ii) Janus is deemed to have beneficial ownership of all 1,893,611 shares, (iii) Janus and Mr. Bailey share voting and dispositive power with respect to such shares, (iv) all such shares are held by managed portfolios to which Janus is an investment advisor or sub-advisor and (v) Mr. Bailey disclaims beneficial ownership of such shares.

 (6) Consists of shares held as co-trustee of trusts created by members of the Current Harris Group or as custodian for a member of the Harris Group who is a minor. Ms. Harris shares with other members of the Current Harris Group the power to vote and dispose of 316,393 shares of such Common Stock and 533,303 shares of such Class A Stock.

 (7) Consists of shares held by Ms. Harris and Mr. Lloyd as co-trustees of a trust created by a member of the Current Harris Group. They share with other members of the Current Harris Group the power to vote and dispose of such shares.

 (8) Includes 436,208 shares of Common Stock and 662,395 shares of Class A Stock held as co-trustee of trusts created by members of the Current Harris Group. Mr. Polsky shares with other members of the Current Harris Group the power to vote and dispose of such shares.

 (9) Consists of the shares held by WHI (of which Irving B. Harris is a controlling stockholder), certain of which are held by WHI for the account of Mr. Harris or would otherwise be deemed beneficially owned by him without regard to WHI. As set forth in note (2), the voting power of the shares held by WHI is shared by WHI with the respective persons for whose account they are held and WHI has sole dispositive power with respect to such shares.

 (10) King Harris shares the power to vote and dispose of 429,765 of such shares of Common Stock and 786,307 of such shares of Class A Stock. Includes 103,161 shares of Class A Stock which Mr. Harris has the right to acquire within 60 days through the exercise of options awarded under the Company's 1990 Stock Awards Plan.

 (11) Neison Harris shares the power to vote and dispose of 291,503 of such shares of Common Stock and 532,247 of such shares of Class A Stock.

 (12) Does not include 121,800 shares of Common Stock and 198,534 shares of Class A Stock owned by Mr. Barrows' wife, as to which shares he disclaims beneficial ownership. Includes 13,491 shares of Common Stock and 21,990 shares of Class A Stock held by WHI for the account of Mr. Barrows. As set forth in note (2), the voting power of such shares is shared by WHI with Mr. Barrows and WHI has sole dispositive power with respect to such shares. Mr. Barrows shares the power to vote and dispose of the shares not held by WHI.

 (13) Consists of the shares held by WHI (of which William W. Harris is a controlling stockholder), certain of which are held by WHI for the account of Mr. Harris or would otherwise be deemed beneficially owned by him without regard to WHI. As set forth in note (2), the voting power of the shares held by WHI is shared by WHI with the respective persons for whose account they are held and WHI has sole dispositive power with respect to such shares.

 (14) Eugene Barnett shares power to vote and dispose of all such shares.

 (15) Includes 3,000 shares of Class A Stock which he has the right to acquire within 60 days through the exercise of an option awarded under the Company's 1996 Director Stock Option Plan.

 (16) Does not include 9,000 shares of Class A Stock owned by Mr. Conforti's wife, as to which shares he disclaims beneficial ownership. Includes 72,695 shares of Class A Stock as to which Mr. Conforti shares voting and dispositive power. Includes 49,811 shares of Class A Stock which he has the right to acquire within 60 days through the exercise of options awarded under the Company's 1990 Stock Awards Plan.

 (17) Mr. Guthart shares power to vote and dispose of 28,408 of such shares. Includes 58,132 shares of Class A Stock which Mr. Guthart has the right to acquire within 60 days through the exercise of options awarded under the Company's 1990 Stock Awards Plan.

 (18) Consists of the shares held by WHI, with respect to which Mr. Kahn acts as portfolio manager, including 270 shares of Common Stock and 439 shares of Class A Stock owned by Mr. Kahn. As set forth in note (2), the voting power of the shares held by WHI is shared by WHI with the respective persons for whose account they are held and WHI has sole dispositive power with respect to such shares.

 (19) Mr. Ramella shares power to vote and dispose of 22,971 of such shares. Includes 26,598 shares of Class A Stock which Mr. Ramella has the right to acquire within 60 days through the exercise of options awarded under the Company's 1990 Stock Awards Plan.

 (20) Includes shares of Class A Stock beneficially owned as of December 31, 1997 through participation in the Company's salary reduction plan (such date being the most recent date for which information regarding account balances under such plan is available).

 (21) Includes 1,480,857 shares of Common Stock and 2,253,450 shares of Class A Stock as to which voting power is shared other than with directors, nominees and executive officers of the Company and 440,106 shares of Common Stock and 841,846 shares of Class A Stock as to which dispositive power is so shared. Includes 269,861 shares of Class A Stock which executive officers of the Company have the right to acquire within 60 days through the exercise of options awarded under the Company's 1990 Stock Awards Plan and 15,000 shares of Class A Stock which non-employee directors of the Company have the right to acquire within 60 days through the exercise of options awarded under the Company's 1996 Director Stock Option Plan. Total excludes duplication of shares within such group.

ELECTION OF DIRECTORS

Twelve directors are to be elected to serve until the next annual meeting of stockholders and until their respective successors have been elected. Three of such directors are to be elected by the Class A Stock voting as a class and the remaining nine directors are to be elected by the Common Stock voting as a class. The directors to be elected by a particular class will be elected by plurality of the votes cast FOR directors of such class. Except to the extent that stockholders voting in a particular class indicate otherwise on their proxies solicited by the Company's Board of Directors relating to such class, the holders of such proxies intend to vote such proxies for the election as directors of the persons named in the following table as nominees for election by such class (all of whom, with the exception of Mr. McCarter, are now serving as directors elected by such class), provided that if any of the nominees for election by such class shall be unable or shall fail to act as such by virtue of an unexpected occurrence, such proxies will be voted for such other person or persons as shall be determined by the holders of such proxies in their discretion or, so long as such action does not conflict with the provisions of the Company's Restated Certificate of Incorporation, as amended, relating to the proportion of directors to be elected by the Class A Stock, the Board of Directors may, in its discretion, reduce the number of directors to be elected.

NOMINEES FOR ELECTION BY THE HOLDERS OF CLASS A STOCK

                                                 DIRECTOR                          PRINCIPAL OCCUPATION
                   NOMINEE                        SINCE       AGE                   AND DIRECTORSHIPS
                   -------                       --------     ---                  --------------------
Eugene L. Barnett (A).......................       1980       70    Retired; Consultant (March 1991 to April 1993) to
                                                                    The Brand Companies, Inc. (specialty contractor);
                                                                    Vice President of the Company (1979 to 1993);
                                                                    Director, AptarGroup, Inc. (specialty packaging
                                                                    components manufacturer) and National Service
                                                                    Corporation (specialty contractor)

E. David Coolidge III (A) (N)...............       1994       54    Chief Executive Officer (since January 1996),
                                                                    Managing Partner (1995), Manager, Corporate
                                                                    Finance Department (1977 to 1995) of William
                                                                    Blair & Company L.L.C. (investment banker)

Anthony Downs (A) (C).......................       1971       67    Senior Fellow (since prior to 1993) of Brookings
                                                                    Institution (non-profit social policy research
                                                                    center); Consultant (since 1991); Director,
                                                                    Bedford Properties, Inc. (real estate investment
                                                                    trust), Essex Property Trust, Inc. (real estate
                                                                    investment trust), General Growth Properties,
                                                                    Inc. (real estate investment trust) and
                                                                    Massachusetts Mutual Life Insurance Corporation
                                                                    (insurance company)

NOMINEES FOR ELECTION BY THE HOLDERS OF COMMON STOCK

                                                 DIRECTOR                           PRINCIPAL OCCUPATION
                   NOMINEE                        SINCE       AGE                    AND DIRECTORSHIPS
                   -------                       --------     ---                   --------------------
Sidney Barrows (E) +........................       1963       79    Of counsel (since January 1994) to, shareholder
                                                                    (prior to 1994) in, law firm of Leonard,
                                                                    Street and Deinard, Minneapolis, Minnesota;
                                                                    Vice Chairman of the Board of the Company
                                                                    (since 1990)

Fred Conforti     ..........................       1990       56    President of Pittway Systems Technology Group
                                                                    (division of the Company); Vice President of the
                                                                    Company (since 1990)

Leo A. Guthart (E)..........................       1980       60    Chairman and Chief Executive Officer of Pittway
                                                                    Security Group (division of the Company); Vice
                                                                    Chairman of the Board of the Company (since 1990);
                                                                    Director, AptarGroup, Inc. (specialty packaging
                                                                    components manufacturer) and Chairman of the Board
                                                                    and Director, Cylink Corporation (commercial data
                                                                    encryption / wireless communication company);
                                                                    Trustee, Acorn Investment Trust (mutual funds)

Irving B. Harris (E) +......................       1953       87    Chairman of the Executive Committee of the Company
                                                                    (since 1990); Chairman of the Board of Acorn
                                                                    Investment Trust (mutual funds); Director, Teva
                                                                    Pharmaceutical Industries Ltd. (pharmaceutical
                                                                    manufacturer)

King Harris (E) (N) +.......................       1975       54    President and Chief Executive Officer of the
                                                                    Company (since 1990); Chairman of the Board and
                                                                    Director, AptarGroup, Inc. (specialty packaging
                                                                    components manufacturer) and Director, Cylink
                                                                    Corporation (commercial data encryption / wireless
                                                                    communication company)

                                                 DIRECTOR                           PRINCIPAL OCCUPATION
                   NOMINEE                        SINCE       AGE                    AND DIRECTORSHIPS
                   -------                       --------     ---                   --------------------
Neison Harris (E) +.........................       1963       83    Chairman of the Board of the Company (since 1974)


William W. Harris (C) (E) (N) +.............       1975       58    Private Investor; Treasurer (since prior to 1993)
                                                                    of KidsPac (political action committee); Director,
                                                                    AptarGroup, Inc. (specialty packaging components
                                                                    manufacturer) and Cylink Corporation (commercial
                                                                    data encryption / wireless communication company)

Jerome Kahn, Jr. (C)........................       1994       63    President (since October 1996), Vice President
                                                                    (prior to 1993 to October 1996) of William Harris
                                                                    Investors, Inc. (investment advisor); Trustee,
                                                                    Acorn Investment Trust (mutual funds)

John W. McCarter, Jr........................        --        60    President and Chief Executive Officer (since
                                                                    October 1996) of The Field Museum (natural history
                                                                    museum); senior Vice President (prior to 1993 to
                                                                    October 1996) of Booz-Allen & Hamilton, Inc.
                                                                    (consulting); Director, W.W. Grainger, Inc.
                                                                    (industrial supply distributor), A.M. Castle &
                                                                    Company (industrial specialty metal distributor)
                                                                    and H.T. Insight Funds, Inc. (mutual funds)

--------------

(A) Member of Audit Committee

(C) Member of Compensation Committee

(E) Member of Executive Committee

(N) Member of Nominating Committee

+     Irving B. Harris and Neison Harris are brothers and Sidney Barrows is their brother-in-law. William W. Harris is the son of Irving B. Harris and King Harris is the son of Neison Harris.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of the Company met seven times during 1997.

The Company's Board of Directors has an Audit Committee, a Compensation Committee, an Executive Committee and a Nominating Committee.

The Audit Committee reviews and, as it deems appropriate, approves internal accounting and financial controls for the Company and accounting principles and auditing practices and procedures to be employed in preparation and review of financial statements of the Company. The Audit Committee also makes recommendations to the full Board concerning the engagement of independent public accountants to audit the annual financial statements of the Company and its subsidiaries and arranges with such accountants the scope of the audit to be undertaken by such accountants. The current members of the Audit Committee are Eugene L. Barnett (Chairman), E. David Coolidge III and Anthony Downs. During 1997, the Committee met twice.

The Compensation Committee reviews and determines the compensation of executive officers, reviews and makes recommendations to the full Board with respect to salaries, bonuses and deferred compensation of other officers and executives, compensation of directors and management succession, and makes such determinations and performs such other duties as are expressly delegated to it pursuant to the terms of any employee benefit plan of the Company. The Compensation Committee administers the Company's 1990 Stock Awards Plan. The current members of the Compensation Committee are Anthony Downs (Chairman), William W. Harris and Jerome Kahn, Jr. During 1997, the Compensation Committee met three times.

The Executive Committee generally meets prior to each regular meeting of the Board of Directors to distill topics and issues to be presented at such meetings. When the full Board is not in session, the Executive Committee may exercise all the powers and authority of the Board of Directors except as limited by law. The current members of the Executive Committee are Irving B. Harris (Chairman), Sidney Barrows, Leo A. Guthart, King Harris, Neison Harris and William W. Harris. During 1997, the Executive Committee met six times.

The Nominating Committee, as it deems appropriate, makes recommendations to the full Board with respect to the size and composition of the Board and its committees and with respect to nominees for election as directors. The current members of the Nominating Committee are William W. Harris (Chairman), E. David Coolidge III and King Harris. During 1997, the Nominating Committee met once. The Nominating Committee will consider suggestions regarding candidates for election to the Board submitted by stockholders in writing to the Secretary of the Company. With regard to the 1999 annual meeting of stockholders, any such suggestion must be received by the Secretary no later than the date by which stockholder proposals for such annual meeting must be received as described below under the heading "Stockholder Proposals for the 1999 Annual Meeting."

Neison Harris attended only 69% of the meetings of the Board and the Committees on which he served.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 1997, Anthony Downs, William W. Harris, Jerome Kahn, Jr. and Leo F. Mullin, until his resignation from the Board effective October 1, 1997, were the members of the Compensation Committee.

Pulbrook Associates ("Pulbrook"), a limited partnership of which Irving B. Harris owns 58.7% as a limited partner and a corporation owned by a trust of which William W. Harris is a trustee owns 1.3% as the general partner, was indebted to the Company during 1997 pursuant to an amortizing 8% mortgage note in the original principal amount of $193,000 delivered in November 1993 in connection with Pulbrook's purchase of a National Pride car care center from the Company. The largest outstanding note balance during 1997 (on January 1, 1997) was $172,569. The balance as of March 26, 1998 was $162,282.

EXECUTIVE OFFICERS

All officers of the Company are elected each year by the Board of Directors at its annual organization meeting in May. In addition to Sidney Barrows, Fred Conforti, Leo A. Guthart, Irving B. Harris, King Harris and Neison Harris, information with respect to whom is set forth above, the executive officers of the Company include the following:

    Paul R. Gauvreau, 58, Financial Vice President and Treasurer of the Company since prior to 1993.

    Thomas L. Kemp, 46, Chairman and Chief Executive Officer since September 1996 of Penton Publishing, Inc. (subsidiary of the Company), President and Chief Operating Officer from January 1996 to August 1996, Executive Vice President from 1994 to 1996, and Senior Vice President, Business and Special Interest division, from 1992 to 1994 of Miller Freeman, Inc. (business magazine publisher and exhibition manager), Vice President of the Company since September 1996.

    Daniel J. Ramella, 46, President and Chief Operating Officer since 1990 of Penton Publishing, Inc. (subsidiary of the Company), Vice President of the Company since 1991.

    Edward J. Schwartz, 56, Vice President of the Company since prior to 1993.

    Philip V. McCanna, 51, Controller of the Company since 1995, Director of Financial Reporting of the Company from 1989 to 1995.

    James F. Vondrak, 53, Secretary of the Company since 1995, Group Controller of Pittway Systems Technology Group (division of the Company) since 1994, Controller of System Sensor (division of the Company) from 1990 to 1994.

COMPENSATION

BOARD COMPENSATION

Compensation to non-officer directors is paid at the rate of $2,500 per quarter plus $3,000 for each Board meeting attended in person, $1,000 for each Board meeting attended by telephone and $1,000 for each committee meeting attended, except that $250 is paid for attending a committee meeting held on the same day as a Board meeting. The Chairman of the Audit Committee is paid an additional $2,000 per year. Officer directors are not separately compensated for serving as directors.

Under the Company's 1996 Director Stock Option Plan, on the third trading date after the annual meeting held in each of the years 1996, 1997, 1998 and 1999, each director of the Company who is not then an employee of the Company or any of its subsidiaries and who has not previously been awarded an option under the Plan is automatically awarded a non-qualified stock option to purchase shares of Class A Stock at the market value on the date of the award (4,000 shares in the case of each option granted in 1996; 3,000 shares in the case of each option granted in 1997; and 2,000 and 1,000 shares in the case of each option to be granted in 1998 and 1999, respectively). Each option is exercisable six months after its award as to 1,000 shares and, provided the optionee is still a director of the Company and is not an employee of the Company or any of its subsidiaries, becomes exercisable as to an additional 1,000 shares on each anniversary of its award. Each option has a term of ten years, but, if earlier, will expire five years after the optionee ceases to be a member of the Board for any reason. A maximum of 30,000 shares of Class A Stock (subject to adjustment) may be subject to options under the Plan. In 1997, no directors were awarded options.

As described below under "Proposal To Approve the Pittway Corporation 1998 Director Stock Option Plan", the Board is proposing approval of a 1998 Director Stock Option Plan.

SUMMARY COMPENSATION TABLE

The following table sets forth compensation information for the President and Chief Executive Officer of the Company (who served as such throughout 1997) and for each of the Company's four most highly compensated other executive officers serving at the end of 1997. No other person who served as an executive officer of the Company at any time during 1997 had 1997 compensation in excess of the 1997 compensation of any of the executive officers named in the table.

                                                                            LONG TERM COMPENSATION
                                                                    -----------------------------------
                                                                             AWARDS             PAYOUTS
                                                                    ------------------------    -------
                                                    ANNUAL          RESTRICTED    SECURITIES
                                                COMPENSATION          STOCK       UNDERLYING     LTIP
                                              ------------------     AWARDS      OPTIONS/SARs   PAYOUTS      ALL OTHER
 NAME AND PRINCIPAL POSITION          YEAR    SALARY    BONUS(1)    ($)(1)(2)     (#)(1)(3)       (4)       COMPENSATION
--------------------------------      ----   --------   --------   -----------   -----------    -------     ------------
King Harris, President and            1997   $550,000   $470,000                    26,524                  $5,206   (5)
Chief Executive Officer               1996    550,000    500,000     $250,000       19,500                   4,946
                                      1995    525,000                               40,050                   5,077

Fred Conforti, President of           1997    460,000    500,000                    13,300                   5,206   (5)
Pittway Systems Technology Group      1996    425,000                 150,000       18,907                   4,590
(division of the Company)             1995    375,000                 125,000       25,950                   5,077

Leo A. Guthart, Chairman and Chief    1997    460,000                 100,000       20,805                   4,612   (6)
Executive Officer of Pittway          1996    425,000    450,000                    13,000                   4,612
Security Group (division of the
Company)                              1995    375,000    350,000                    19,500      $30,000      5,077

Thomas L. Kemp, Chairman and Chief    1997    400,000    291,000                    10,000                   4,322   (7)
Executive Officer of Penton           1996    133,336    200,000                     4,000                     175
Publishing, Inc. (subsidiary of
the Company)

Daniel J. Ramella, President and      1997    330,000    241,000                     7,000                   4,481   (8)
Chief Operating Officer of Penton     1996    315,000    150,000      100,000        7,000                   4,852
Publishing, Inc. (subsidiary of
the Company)                          1995    300,000    115,000      100,000       10,500      75,000       3,534

---------------

 (1) All of the restricted stock awards and the following SARs were awarded in lieu of bonuses or portions of bonuses that would otherwise have been paid in cash: K. Harris, 7,024 shares for 1997 and 10,800 shares for 1995; F. Conforti, 5,607 shares for 1996 and 6,000 shares for 1995; and L. Guthart, 7,805 shares for 1997.

 (2) The restricted stock award shown for 1997 was awarded in 1998 and thus was not outstanding at the end of 1997. The other restricted stock awards shown remained outstanding in full at the end of 1997. The aggregate value of the 22,342 shares of Class A Stock subject to such other awards and to two other restricted stock awards held by named executive officers that remained outstanding at the end of 1997 was then $1,555,562. Each award shown was a Performance Shares Award scheduled to vest in equal pro rata installments over the five years subsequent to its grant. Under the terms of each award, no shares are distributable until vesting of such award in full or earlier termination of employment, and at the time shares are distributed an amount is payable equal to the normal quarterly dividends which would have been paid on such shares had such shares been issued on the date such award was granted.

 (3) Includes SARs awarded for 1997 in 1998 (and thus not shown in the following sections titled "Option/SAR Grants During Year" and "Option/SAR Exercises and Year-End Values") to K. Harris for 7,024 shares and L. Guthart for 7,805 shares. Each such SAR was a Bonus Shares Award vested in full upon grant. Under the terms of each such SAR, following a date approximately three years after the date of grant (or following the date of any earlier termination of employment), an amount is payable equal to the fair market value of the shares on such date plus the normal quarterly dividends which would have been paid on such shares had such shares been issued on the date such SAR was granted. The Compensation Committee may, in its sole discretion, determine to pay the fair market value of the shares in shares of Class A Stock rather than in cash.

 (4) Consists of amounts paid under incentive plans established in 1992 based on the improvement of profitability and return on equity between 1992 and 1994 for their respective businesses.

 (5) Consists of $4,750 annual matching Company contributions during the year to the Company's salary reduction plan and $456 for term life insurance provided by the Company during the year.

 (6) Consists of $4,500 annual matching Company contributions during the year to the Company's salary reduction plan and $112 for term life insurance provided by the Company during the year.

 (7) Mr. Kemp was elected Chairman and Chief Executive Officer of Penton Publishing, Inc. on September 3, 1996. Consists of $3,800 annual matching Company contributions during the year to the Company's salary reduction plan and $522 for term life insurance provided by the Company during the year.

 (8) Consists of $3,959 annual matching Company contributions during the year to the Company's salary reduction plan and $522 for term life insurance provided by the Company during the year.

OPTION/SAR GRANTS DURING YEAR

The following table sets forth information with respect to options and stock appreciation rights ("SARs") granted during 1997 to executive officers named in the Summary Compensation Table.

                                           OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                    INDIVIDUAL GRANTS
                                -----------------------------------------------------------       POTENTIAL REALIZABLE
                                                                                                      VALUE AT ASSUMED
                                 NUMBER OF      % OF TOTAL                                         ANNUAL RATES OF STOCK
                                SECURITIES     OPTIONS/SARs                                         PRICE APPRECIATION
                                UNDERLYING     GRANTED TO                                          FOR OPTION TERM (3)
                               OPTIONS/SARs   EMPLOYEES IN  EXERCISE OR BASE   EXPIRATION       ------------------------
             NAME               GRANTED (#)    FISCAL YEAR    PRICE ($/SH)       DATE            5% ($)         10% ($)
             ----              ------------   ------------  ----------------   ----------       -------        ---------
King Harris (1).............         19,500        7.2             $55.00       3/19/07         674,489        1,709,289
Fred Conforti (1)...........         13,300        4.9              55.00       3/19/07         460,036        1,165,823
Fred Conforti (2)...........          5,607        2.1                  0       1/21/00         356,994          410,460
Leo A. Guthart (1)..........         13,000        4.8              55.00       3/19/07         449,660        1,139,526
Thomas L. Kemp (1)..........         10,000        3.7              55.00       3/19/07         345,892          876,558
Daniel J. Ramella (1).......          7,000        2.6              55.00       3/19/07         242,124          613,591

---------------

(1) Consists of non-qualified options to purchase Class A Stock granted under the Company's 1990 Stock Awards Plan at exercise prices equal to the market prices on the dates of grant. Each option becomes exercisable on the third anniversary of the date of grant, subject to acceleration in the event of earlier termination of employment (full acceleration if earlier termination is on account of death, permanent disability or retirement upon or after reaching age sixty-five; partial acceleration in increments of 33 1/3% each year commencing one year after the date of grant if termination is for any other reason other than for "cause").

(2) Consists of a SAR with respect to Class A Stock awarded under the Company's 1990 Stock Awards Plan (in lieu of a portion of a bonus that would otherwise have been paid in cash) at a reference price of zero dollars and fully vested at grant. Under the terms of the SAR, following a date approximately three years after the date of grant (or following the date of any earlier termination of employment), an amount is payable equal to the fair market value of the shares on such date plus the normal quarterly dividends which would have been paid on such shares had such shares been issued on the date the SAR was granted. The Compensation Committee may, in its sole discretion, determine to pay the fair market value of the shares in shares of Class A Stock rather than in cash.


(3) The assumed annual rates of appreciation in the price of Class A Stock are in accordance with rules of the Securities and Exchange Commission and are not predictions of future market prices of the Class A Stock nor of the actual values the named executive officers will realize. In order for such annual rates of appreciation to be realized over the 3-year term of the SAR, the market price of Class A Stock would have to remain at or above $61.93/share (5%) or $71.21/share (10%) at the end of that term. In order for such annual rates of appreciation to be realized over the 10-year term of the options, the market price of Class A Stock would have to increase to $89.59/share (5%) or $142.66/share (10%) during that term. In such events, and assuming corresponding annual rates of increase for the market price of Common Stock, the market value of all currently outstanding shares of Common Stock and Class A Stock would have increased by approximately $177,000,000 (5%) or $372,000,000 (10%) during that 3-year term and by approximately $728,000,000 (5%) or $1,844,000,000 (10%) during that 10-year term.

OPTION/SAR EXERCISES AND YEAR-END VALUES

The following table sets forth information with respect to exercises of options and SARs during 1997 by the executive officers named in the Summary Compensation Table and the values of unexercised options and SARs held by them as of December 31, 1997.

    AGGREGATED OPTION/SAR EXERCISES IN 1997 AND YEAR-END OPTION/SAR VALUES

                                                               NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS/
                             SHARES                        OPTIONS/SARs AT YEAR-END (#)          SARs AT YEAR-END ($)
                           ACQUIRED ON       VALUE         ----------------------------      ----------------------------
NAME                       EXERCISE (#)   REALIZED ($)     EXERCISABLE    UNEXERCISABLE      EXERCISABLE    UNEXERCISABLE
----                       ------------   ------------     -----------    -------------      -----------    -------------
King Harris                         0       $      0         73,241          97,518           $4,201,656      $3,328,028
Fred Conforti                  10,954        598,935         39,804          46,550            1,973,616       1,339,144
Leo A. Guthart                      0              0         38,634          45,500            1,915,603       1,308,938
Thomas L. Kemp                      0              0              0          14,000                    0         236,750
Daniel J. Ramella                   0              0         16,098          24,500              845,816         704,813

EMPLOYMENT AGREEMENTS

Employment agreements between the Company (or a subsidiary) and K. Harris, L. Guthart and T. Kemp provide for minimum annual salaries of $550,000, $425,000 and $400,000, respectively, supplementary insurance coverage (or its cash equivalent) and participation in the Company's supplemental executive retirement plan. Mr. Kemp's agreement also provides for the payment of accrued but unvested pension plan and salary reduction plan benefits in the event of termination of employment prior to full vesting. The agreements are for terms expiring December 31, 2000 and 2002 and September 3, 2000, respectively. Each agreement renews automatically at the end of each year for an additional year (or until age 65, if earlier) unless either party thereto elects otherwise, but may be terminated by the executive officer on specified advance notice (with forfeiture of supplemental retirement benefits). Each agreement includes non-competition, non-solicitation and confidentiality obligations on the part of the executive officer which survive its termination. In 1997, the Company entered into a similar agreement with Mr. Ramella. See "Compensation Committee Report on Executive Compensation Employment Agreement with D. Ramella" below.

PLANS AND ARRANGEMENTS

In the descriptions of plans and arrangements which follow, and in the descriptions elsewhere in this Proxy Statement of outstanding restricted stock awards, options and SARs, references are made to shares of Class A Stock. If the Change of Control Date (as defined in the Company's Restated Certificate of Incorporation, as amended) should occur, the Class A Stock will change into Common Stock on a share-for-share basis. In the event of any such change, references to Class A Stock in such descriptions should be understood to refer to Common Stock.

SALARY REDUCTION PLAN

Under the Company's salary reduction plan, eligible covered employees of the Company and its subsidiaries may elect to have a portion of their "earnings" (total cash compensation less certain items) contributed to the plan by their employers, and their employers match such contributions with specified percentages thereof. The percentages vary as between separate groups of covered employees and are determined from time to time by their employers. For 1997, such percentages ranged from 1.2% to 3.0% of eligible covered employees' "earnings." Contributions and matches are invested in one or more investment funds selected by the employees from among those available under the plan. Such funds include a fund which invests solely in Class A Stock. Salary reduction contributions vest immediately. Subject to acceleration in the event of termination of employment upon retirement after age 65 or on account of death or disability, employer matching contributions vest on a cumulative basis of 20% per year of credited service under the plan. Vested contributions (after any earnings or losses from the investment thereof) are distributed in a lump sum or installments following termination of employment, but account balances may under certain circumstances and subject to certain conditions be withdrawn or borrowed earlier.

RETIREMENT PLANS

The Company and its subsidiaries have tax-qualified retirement plans covering all domestic salaried employees, and certain domestic hourly employees, after three months of service. The plans are fully paid for by the Company, and employees become fully vested after five years of service. The annual benefit payable to an employee under the plans upon retirement, computed as a straight life annuity amount, equals the sum of the separate amounts the employee accrues for each of his years of service under the plans plus certain increases put into effect prior to 1997. Such separate amounts are determined as follows: for each year through 1988, 1.2% of such year's compensation up to the Social Security wage base for such year and 1.8% (2.0% for years after 1986) of such year's compensation above such wage base; for each year after 1988 through the year in which the employee reaches thirty-five years of service, 1.2% of such year's "covered compensation" and 1.85% of such year's compensation above such "covered compensation"; and for each year thereafter, 1.2% of such year's compensation. The employee's compensation under the plans for any year includes all salary (before any election under the Company's salary reduction plan or cafeteria plan), commissions and overtime pay and, beginning in 1989, bonuses (in the case of each executive officer named in the Summary Compensation Table, the equivalent of the sum of the amounts set forth for such executive officer for such year in the Annual Compensation and LTIP Payout columns of such Table and the amount taxable to such executive officer during such year related to options and SARs awarded pursuant to the Company's 1990 Stock Awards Plan); subject to such year's limit applicable to tax-qualified retirement plans ($160,000 for 1998 and, currently, for each year thereafter). The employee's "covered compensation" under the plans for any year is generally the average, computed such year, of the Social Security wage bases for each of the thirty-five years preceding the employee's Social Security retirement age, assuming that such year's Social Security wage base will not change in the future. Normal retirement age under the plans is age 65, and reduced benefits are available as early as age 55. Benefits are not subject to reduction for Social Security benefits or other offset amounts. Estimated annual benefits payable under the plans upon retirement at normal retirement age for the following persons (assuming 1998 and future compensation at the $160,000 limit currently applicable and that covered compensation remains constant; but without regard to the formula limitation on annual benefits imposed on tax-qualified retirement plans, currently $130,000) are: K. Harris, $119,616; F. Conforti, $106,879; L. Guthart, $130,087; T. Kemp $60,024; and D. Ramella, $87,921.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Four executive officers of the Company and four other employees of the Company or a subsidiary participate in the Company's supplemental executive retirement plan, which is not tax-qualified. The annual benefit payable to a participant under the plan at age 65, computed as a straight life annuity amount, equals the sum of the separate amounts the participant accrues for each of his years of service after January 1, 1995 (or, in the case of two executive officers, January 1, 1996 and September 3, 1996, respectively). The separate amount for each such year is 1.85% of that portion of the participant's salary and annual discretionary cash bonus, if any, for such year (before any election under the Company's salary reduction plan, and including any portion of such bonus taken in the form of Performance Shares Awards) in excess of $150,000 (or any higher limit applicable that year to tax-qualified retirement plans) but less than $300,000. Benefits are not subject to reduction for Social Security benefits or other offset amounts. Accrued benefits are subject to forfeiture in certain events. Estimated annual benefits payable under the plan upon retirement at age 65 for the following persons (assuming 1998 and future annual salary and discretionary cash bonus of not less than $300,000 for each of them and that the $160,000 limit applicable in 1998 remains constant) are: K. Harris, $34,903; L. Guthart, $20,443; T. Kemp $53,280 and D. Ramella $52,232.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors (the "Committee") makes salary, bonus and long-term incentive plan decisions with respect to all of the Company's executive officers, in the case of salary decisions regarding certain of such executive officers subject to the provisions of their employment agreements.

In making such decisions, a primary goal, subject to the Company's performance being adequate to support it, is that the compensation paid to the Company's executive officers remain competitive. While the Committee is mindful of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the loss of deductibility for federal income tax purposes of certain remuneration of a covered executive officer in excess of $1,000,000 during 1994 or any subsequent year, the Committee does not base decisions primarily on preserving such deductibility.

The Committee's policies applicable to compensation of the Company's executive officers other than its chief executive officer for 1997 were as follows:

SALARY

The Committee obtained from an outside compensation specialist a detailed report regarding salaries being paid to top level executives in companies of roughly the same size and in the same type of business as that of the Company executive. In the case of Mr. Conforti and Mr. Guthart, salary information from 37 companies in the electronic/communications equipment field was used to generate comparative information. In the case of Mr. Kemp and Mr. Ramella, 73 companies in the media industry, including four direct competitors, were used as sources of data. In the case of Corporate Office executives, salary information from both electronic/communications equipment companies and durable goods manufacturers was used.

Only four of the companies included in the report had their performance reflected in the Value Line Electronics Industry Index used in the Performance Graph which follows this Report. The Committee does not know whether any of the companies included in the report had its performance reflected in the Wilshire 5000 Index used in such Performance Graph. Because nearly all of the Company's major direct competitors are either divisions of larger diversified companies or privately held, those competitors generally are not included in either the outside compensation specialist's report or such indices. The Committee believes that the electronic/communications equipment companies included in the outside compensation specialist's report are, as a group, as comparable to the companies included in the Value Line Electronics Industry Index as any other group of companies for which compensation information was available to the Committee.

The report specifically identified salaries at the 50th, 75th and 90th percentiles of the ranges of salaries surveyed. It also showed pay differentials between presidents and chief executive officers (CEOs) of free-standing companies and presidents and CEOs of division-based companies. The Committee tended to focus on salaries paid in free-standing companies for two reasons. First, Company businesses are given a high degree of autonomy and effectively run as free-standing companies. Second, Company executives are likely targets of management recruiters from free-standing competitors of the Company.

The Committee also reviewed published compensation information from five publicly held companies in the alarm equipment business. While these companies are smaller than the Company's major alarm divisions, they still are indicative of what competitive firms are paying in the alarm industry. Similar information regarding compensation in the trade publishing industry was not readily available.

As for salary policy in general, the Committee aimed at setting salaries somewhere between the 50th and 75th percentile of the salary ranges reported by the outside compensation specialist.

BONUS

The Committee used the same outside compensation specialist to determine the ranges of total cash compensation (i.e., salaries plus bonuses) being offered by "comparable" companies in the electronic/communications equipment, trade publishing, and durable goods manufacturing industries. As was the case with salary information supplied by the specialist, the Committee focused on total cash compensation being given in the 50th to 75th percentile range because it felt that this range was appropriate for an executive doing a good job in a business performing well. Using the ranges as a guide, the Committee awarded bonuses which were related to general management performance and, in the case of executives other than Corporate Office executives, the following criteria with regard to their respective businesses:

    1. The accomplishment of yearly goals and objectives
    2. Growth in pre-tax profit
    3. The overall level of pre-tax profit compared to other Company businesses
    4. Return on equity

For 1997, bonuses for executive officers ranged from 73% to 167% of their base salaries and total cash compensation ranged between the 62nd and 100th percentile of the ranges for free-standing companies reported by the outside compensation specialist.

No set formula was used to determine total cash compensation because the Committee believed that annual formulas, used alone, are too rigid and lead to pay distortions on a year-to-year basis. In the case of executives other than Corporate Office executives, the Committee gave the greatest weight, however, to growth in pre-tax profit and return on equity. Each of such executives accomplished the goals set for him as to those criteria.

The restricted stock award (Performance Shares Award) and SARs (Bonus Shares Awards) for 1997 shown in the Summary Compensation Table, as well as Bonus Shares Awards for 1997 made to two other executive officers, were made in lieu of bonuses or portions of bonuses which would otherwise have been paid in cash.

STOCK OPTION AND STOCK APPRECIATION RIGHT (SAR)  PROGRAM

In 1993, the Committee established a ten-year Stock Option and Stock Appreciation Right (SAR) Program to more closely tie the financial interests of managers with those of stockholders. In 1997, 250,524 stock options were granted to 111 top and middle managers, including all five executive officers named in the Summary Compensation Table. The exercise price of the options was the market price of the Company's Class A Stock on the date of the grant.

The Program was designed by the Company's outside compensation specialist, who patterned it after programs used by many other companies of the Company's size. The Committee intended, subject to continuing improvement in the Company's profits, that over the ten-year period stock options and SARs equivalent to approximately 10% of the Company's outstanding shares would be awarded. According to the outside compensation specialist, the 10% target represented the median for companies of the Company's size.

The combined total of stock options and SARs granted under the Program through 1997 - 1,267,222 (as adjusted) - represents approximately 5.9% of the Company's outstanding Common and Class A Stock. The Committee intended that the initial option and SAR grants in 1993 be somewhat larger than normal as a way of giving added incentive to the executives participating.

The specific stock option grants given in 1997 were allocated among executives on the basis of their positions and levels of responsibility. The numbers and values of options and SARs already held by the executives were not a factor in the allocation.

The Bonus Shares Awards for 1997, SARs which were awarded in lieu of bonuses or portions of bonuses which would otherwise have been paid in cash, were not part of the Program.

In reviewing the Program subsequent to 1997, the Committee, after consultation with its outside compensation specialist, determined that, subject to continuing improvement in the Company's profits, the annual target for awards of stock options and SARs under the Program should be between 1.0% and 1.5% of the Company's outstanding shares rather than approximately 1%. If the proposed increases in the Company's authorized shares and number of shares available under the Company's 1990 Stock Awards Plan are approved at the annual meeting, the Committee intends to increase awards under the Program accordingly.

CHIEF EXECUTIVE OFFICER COMPENSATION

The Committee obtained from an outside compensation specialist a detailed report regarding compensation being paid to Presidents and CEOs of a broad range of electronic/communications equipment and durable goods manufacturers of roughly the same size as the Company. The report specifically identified in dollar terms the 50th, 75th and 90th percentile of base salary, total cash compensation (base salary plus cash bonus) and total compensation (including stock options and other consideration) being paid to these comparable Presidents and CEOs. Mr. Harris's base salary was at the 39th percentile of compensation reported. Of his cash bonus (including restricted stock awards awarded in lieu of a portion of cash bonus), 51% was determined based on the 1997 increase in the Company's net operating income pursuant to a formula set by the Compensation Committee during the first 90 days of 1997 and the remainder was discretionary. Mr. Harris's total cash compensation and total compensation were, respectively, at the 85th and 56th percentiles of compensation reported. The Committee felt Mr. Harris's compensation was appropriate given the Company's outstanding growth in earnings and return on equity during the year.

EMPLOYMENT AGREEMENT WITH D. RAMELLA

In 1997, the Committee approved an employment agreement with D. Ramella . The agreement provides for a minimum annual salary of $330,000, supplementary insurance coverage and participation in the Company's supplemental executive retirement plan retroactive to January 1, 1996. The agreement is for a term currently expiring December 31, 2000, and renews automatically at the end of each year for an additional year (or until age 65, if earlier) unless either party thereto elects otherwise, but may be terminated by Mr. Ramella on 120 days' notice (with forfeiture of supplemental retirement benefits). The agreement includes non-competition, non-solicitation and confidentiality obligations on the part of Mr. Ramella which survive its termination.

The Committee felt it appropriate to enter into a formal contract for employment with Mr. Ramella and to offer him participation in a supplemental retirement plan in order to encourage him to continue his services and the long-term benefits provided under his leadership.

                                       Compensation Committee

                                       Anthony Downs, Chairman
                                       William W. Harris,
                                       Jerome Kahn, Jr.

PERFORMANCE GRAPH

The following line graph compares the yearly percentage change in cumulative total shareholder return, assuming reinvestment of dividends into additional shares of the stock on which paid, for the Company's Common Stock and Class A Stock with a broad stock market index (Wilshire 5000 Index) and an industry index (Value Line Electronics Industry Index).

                     Comparison of Five Year Cumulative Total Return
   Pittway Corporation Common Stock and Class A Stock, Wilshire 5000 Index and
                        Value Line Electronics Industry Index


                     1992    1993    1994    1995    1996    1997
                     ----    ----    ----    ----    ----    ----
Pittway Common *     100     185     214     367     435     578
Pittway Class A *    100     196     249     422     504     659
VL Electronics       100     172     223     296     386     582
Wilshire 5000        100     111     111     152     184     242

   * For periods subsequent to the spinoff of AptarGroup, Inc. on April 22, 1993 (the "Spinoff"), (A) total return on the Common Stock was computed assuming that the share of AptarGroup, Inc. common stock distributed for each share of Common Stock was reinvested in Common Stock on that date, and (B) total return on the Class A Stock was computed assuming that the share of AptarGroup, Inc. common stock distributed for each share of Class A Stock was reinvested in Class A Stock on that date.

PROPOSAL TO INCREASE THE COMPANY'S AUTHORIZED STOCK

On March 19, 1998, the Board of Directors adopted a resolution setting forth an amendment to the Company's Restated Certificate of Incorporation, as amended, that would increase the Company's authorized Class A Stock of the par value of $1.00 per share from 36,000,000 shares to 100,000,000 shares and the Company's authorized Common Stock of the par value of $1.00 per share from 42,000,000 shares to 120,000,000 shares, and directed that the proposed amendment be submitted to a vote of the stockholders at the annual meeting. The amendment, which is permitted by the Delaware General Corporation Law, is included in Appendix A attached hereto.

The Company's authorized capital stock was last increased in 1996.

At March 26, 1998, 17,095,468 shares of Class A Stock were issued and outstanding, there were 1,286,173 shares of Class A Stock reserved for issuance pursuant to the Company's 1990 Stock Awards Plan and 1996 Director Stock Option Plan and there were 80,000 shares of Class A Stock reserved for initial and contingent issuance in connection with an acquisition whose closing was pending; and 3,938,832 shares of Common Stock were outstanding and 18,461,641 shares of Common Stock were reserved for issuance in the event of a share-for-share change of the outstanding and reserved Class A Stock into Common Stock on the "Change of Control Date" (as defined in the Company's Restated Certificate of Incorporation, as amended).
At such date, 17,538,359 shares of Class A Stock and 19,599,527 shares of Common Stock remained available for other purposes.

As noted elsewhere in this Proxy Statement, the Board of Directors is now proposing to increase the number of shares of Class A Stock available for the 1990 Stock Awards Plan and is proposing approval of a 1998 Director Stock Option Plan. If such proposals are approved at the annual meeting, the number of shares of Class A Stock available for purposes other than such Plans and issuance in connection with the pending acquisition and the number of shares of Common Stock available for purposes other than issuance upon a Change of Control Date would be reduced to 15,796,359 and 17,857,527, respectively.
The Board of Directors believes that such levels of availability are inadequate.

Except for outstanding awards under the Company's 1990 Stock Awards Plan and 1996 Director Stock Option Plan and the Company's contingent obligation to issue shares in connection with the pending acquisition, the Company is not now a party to any plan, arrangement, agreement or understanding, in writing or otherwise, which would require the issuance of any of its stock. The Company does, however, have under consideration two actions that, if taken, could or would result in the issuance of its stock: (1) the exchange of options under the Company's 1990 Stock Awards Plan for stock appreciation rights outstanding under that Plan described under "Proposal to Amend the Pittway Corporation 1990 Stock Awards Plan" below; and (2) a possible stock split, the timing and extent of which will not be considered until at least mid-year. Although the Company has from time to time conducted negotiations concerning possible acquisitions, using its stock, of companies within the industries in which it does business and has one such acquisition pending. no such discussions are pending or currently foreseen. The Board of Directors believes that the proposed increase in authorized shares of Class A Stock and Common Stock will enhance the Company's flexibility in connection with possible future actions such as stock dividends, stock splits, corporate mergers, acquisitions of property, issuances of convertible debt or equity securities, issuances of options, warrants and other awards under employee plans, or other uses for corporate purposes.

Although the Board of Directors has no present intention of doing so, shares of authorized and unissued Class A Stock and/or Common Stock and shares held in the treasury, if any, could (within the limits imposed by applicable law and the rules of the New York Stock Exchange as and to the extent that such rules may be observed by the Company) be issued in one or more transactions which would make a takeover of the Company more difficult and, therefore, less likely. Such shares could also be used to dilute the stock ownership of persons seeking to obtain control of the Company. Also, such shares could be privately placed with purchasers who might side with the management of the Company in opposing a hostile tender offer or other attempt to obtain control. Issuance of Class A Stock and/or Common Stock as an antitakeover device might preclude stockholders from taking advantage of a situation which might be favorable to their interest. In addition, subject to the considerations referred to above as to applicable law and rules of the New York Stock Exchange, the Board of Directors could, although it has no present intention of doing so, issue shares of Class A Stock and/or Common Stock to a holder or holders who might thereby obtain sufficient voting power to ensure that any proposal to effect certain transactions involving the Company, to take certain stockholder action or to amend or repeal certain of the provisions of the Company's Restated Certificate of Incorporation, as amended, would not receive the two-thirds of votes which the outstanding shares of Class A Stock and Common Stock are then entitled to cast required therefor.

The Board of Directors will determine whether, when and on what terms the issuance of additional shares may be warranted. However, the New York Stock Exchange has rules that limit the amount of additional shares which the Company may issue without stockholder approval. Failure to observe the rules of the New York Stock Exchange could result in the delisting of the Company's securities listed thereon. In the event of such delisting, the Company believes that other markets having acceptable depth and liquidity would be available.

If the proposed amendment is approved, any or all of the authorized shares of Class A Stock and Common Stock could be issued without further action by the Company's stockholders and without first offering such shares to stockholders for subscription. The issuance of shares could have the effect of diluting the earnings per share and book value per share of previously outstanding shares of Company stock. The issuance of shares otherwise than on a pro rata basis to all current Company stockholders would reduce the proportionate interests of the current Company stockholders.

VOTE REQUIRED FOR APPROVAL

To satisfy the requirements of the General Corporation Law of the State of Delaware and the New York Stock Exchange, the vote required for the approval of the amendment to the Company's Restated Certificate of Incorporation, as amended, is the affirmative vote of a majority of each of (i) the votes which the outstanding Common Stock and Class A Stock are entitled to cast at the annual meeting, (ii) the outstanding Common Stock, voting as a class, and (iii) the outstanding Class A Stock, voting as a class.

BOARD OF DIRECTORS' RECOMMENDATION

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS AN AFFIRMATIVE VOTE FOR THE APPROVAL OF THE AMENDMENT.

PROPOSAL TO AMEND THE PITTWAY CORPORATION 1990 STOCK AWARDS PLAN

On March 19, 1998, the Board of Directors adopted several amendments to the Pittway Corporation 1990 Stock Awards Plan. In doing so, the Board provided that the amendments would be submitted to the stockholders of the Company at the 1998 Annual Meeting, and that if not approved by the stockholders the amendments would terminate and be of no force or effect. For purposes of the following discussion, the 1990 Stock Awards Plan as it exists prior to the effectiveness of such amendments is referred to as the "Existing Plan."

The amendments to the Existing Plan: (1) increase the maximum number of shares which may be issued upon the exercise or payment of awards from 1,500,000 to 3,200,000 (in each case after retroactive adjustment to the beginning to reflect the Company's 1996 stock split and subject to further adjustment as provided in the Existing Plan); (2) eliminate certain provisions no longer required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), as the result of changes to such Rule since the most recent amendments to the 1990 Stock Awards Plan - (a) the restriction on the availability for subsequent awards of shares subject to awards which expire unexercised or unpaid or are canceled, terminated or forfeited in any manner without the issuance of shares thereunder if such availability would prevent the Existing Plan from complying with Rule 16b-3, (b) the restriction on the authority of the administrative committee to delegate their authority if such delegation would prevent the Existing Plan from complying with Rule 16b-3, and (c) the requirement that changes to the plan be approved by stockholders if they would disqualify the Existing Plan, or any other plan of the Company intended to be so qualified, from the exemption provided by Rule 16b-3; (3) replace the reference to "disinterested person", a criterion used in the prior version of Rule 16b-3 with regard to an administrative committee member, with a reference to "Non-Employee Director", the criterion now so used in Rule 16b-3; (4) loosen the requirements that directors must meet to serve as members of the administrative committee so that the inadvertent inclusion of a member not meeting those requirements will not invalidate awards granted by the administrative committee; (5) allow the administrative committee to permit so-called "cashless exercises" of options (i.e., the sale of shares subject to options to finance the exercise of such options); and (6) make a few other minor changes.

The action by the Board of Directors to increase the maximum number of available shares was prompted by the limited number of shares that are currently available. As of March 26, 1998, of the 1,500,000 shares previously made available for issuance upon the exercise or payment of awards granted under the Existing Plan, only 1,256,173 shares (1,037,158 of which were the subject of outstanding awards) remained available for issuance. Such shares are not sufficient to carry out the Compensation Committee's ten-year Program described above under "Compensation Committee Report on Executive Compensation -Stock Option and Stock Appreciation Right (SAR) Program", either at its current level or at the increased level described there. Nor are such shares sufficient to allow consummation of an exchange about to be offered to certain holders of stock appreciation rights ("SARs") outstanding under the Existing Plan, subject to approval of the proposed amendments to the Existing Plan, of a substantially greater number of options (approximately 265,000 options as compared to 165,455 SARs, if all such offers are accepted) having an exercise price equal to the fair market value of the Class A Stock on the date of exchange, which options, unlike such SARs, would not adversely affect the Company's earnings when the fair market value of the Class A Stock rises.

Recognizing that the amendment increasing the maximum number of available shares would require stockholder approval, the Board also reviewed provisions of the Existing Plan originally dictated by Rule 16b-3 but no longer required and determined that it would be appropriate to eliminate them. The review also resulted in approval of the other amendments referred to above.

The Existing Plan was adopted by the Board of Directors and approved by the Company's stockholders in 1990 and was amended with stockholder approval in 1994. The purpose of the Existing Plan is to promote the long-term financial interests of the Company and its Affiliates by (i) attracting and retaining personnel, (ii) motivating personnel by means of growth-related incentives, (iii) providing incentive compensation opportunities that are competitive with those of other major corporations and (iv) furthering the identity of interests of participants with those of the stockholders of the Company. The Board believes that the Existing Plan has been successful to date in accomplishing its purpose, and that its purpose will be further served by the proposed amendments.

In the event the proposed amendments are not approved by the Company's stockholders, the Existing Plan will continue in effect; but the Company's ability to grant awards under the Existing Plan will be limited to the current availability.

The following is a brief summary of some of the terms of the Existing Plan as amended by the proposed amendments (the "Plan") and is qualified in its entirety by, and made subject to, the Plan set forth as Appendix B hereto.

SUMMARY

The Plan permits the granting of stock options, SARs, restricted stock and other awards to full-time employees of the Company and its Affiliates (i.e., its subsidiaries and other entities in which the Company has a direct of indirect equity interest). Stock options may be either "incentive stock options" ("ISOs") under Section 422 of the Code or other options ("non-qualified options").

The Plan provides currently only for the issuance of Class A Stock. It recognizes, however, that if the Change of Control Date (as defined in the Company's Restated Certificate of Incorporation, as amended) should occur, the Class A Stock will change into Common Stock on a share-for-share basis. In such event, the Plan provides that Common Stock is to be substituted for Class A Stock, both in terms of the maximum shares issuable and the annual limitation on awards of stock options and SARs to an employee and for purposes of outstanding awards. References to Class A Stock in the text which follows should be understood to refer to Common Stock in the event of any such change.

ADMINISTRATION AND ELIGIBILITY. The Plan is administered by a committee of the Board of Directors (the "Committee"), currently the Compensation Committee. The Plan empowers the Committee, among other things, to interpret the Plan, to make all determinations deemed necessary or advisable for its administration, to choose the times at which and the employees to whom awards are to be made and to award to such employees options (including ISOs), SARs, shares of restricted stock and other awards. Although certain employees have heretofore been granted awards as described below under "Awards Heretofore Granted under the Existing Plan," the employees to receive future awards under the Plan have not yet been selected. However, the Plan provides that neither Irving B. Harris nor Neison Harris is eligible to receive awards under the Plan. The Company and its subsidiaries currently employ approximately 7,800 persons.

SHARES SUBJECT TO THE PLAN; ADJUSTMENT. The maximum number of shares of Class A Stock which may be issued pursuant to the Plan is 3,200,000 (after retroactive adjustment to the beginning to reflect the Company's 1996 stock split). If awards expire unexercised or unpaid or are cancelled, terminated or forfeited without the issuance of shares, such shares are again available under the Plan. Shares issued pursuant to the Plan may be authorized and unissued shares, treasury shares or a combination thereof.

The maximum number of shares of Class A Stock with respect to which options and/or SARs may be awarded during any calendar year to any eligible employee is 75,000.

The maximum number of shares subject to the Plan and the maximum number of shares with respect to which options and/or SARs may be awarded during any calendar year to any eligible employee, and the shares and option and reference prices under outstanding awards, are subject to adjustment in the event of certain Organic Changes (as defined in the Plan) and/or to prevent dilution or enlargement of award rights. The Committee may provide in award agreements that in the event of a change in control (or tender offer or accumulation of Class A Stock or Common Stock), merger, consolidation, reorganization, recapitalization, sale or exchange of substantially all of the assets or dissolution of the Company, the benefits under such awards may be accelerated and/or cash payments may be made in lieu of such benefits in order to prevent the dilution or enlargement of rights thereunder.

OPTIONS. The Plan authorizes the Committee to award options to purchase Class A Stock. Options may be either ISOs or non-qualified options, except that, as long as required by Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), no ISO may be awarded after January 16, 2000 or to any employee of an Affiliate which is not a subsidiary corporation (as such term is used in Code
Section 424(f)) of the Company. In the case of ISOs, the option price may not be less than 100% of the fair market value of such stock at the time the option is granted and not less than the par value of such stock. In the case of non-qualified options, the option price may not be less than 85% of the fair market value of such stock at the time the option is granted and not less than the par value of such stock. The Plan allows optionees, to the extent permitted by the Committee, to pay the exercise price of options in cash, Class A Stock (valued at its fair market value on the date of exercise), Common Stock (valued at its fair market value on the date of exercise), a combination thereof or any other consideration, including through authorizing a third party to sell shares acquired upon exercise and remit sale proceeds to the Company.

SARs. The Plan authorizes the Committee to grant SARs. A SAR entitles the holder to receive upon exercise the excess of the fair market value of a specified number of shares of Class A Stock at the time of exercise over a specified price. The Company will pay such amount to the holder in Class A Stock (valued at its fair market value on the date of exercise), cash or a combination thereof, as the Committee may determine (which determination may take into account any preference expressed by the holder). SARs granted as an alternative to a previously or contemporaneously granted option entitle the optionee, in lieu of exercising the option, to receive the excess of the fair market value of a share of Class A Stock on the date of exercise over the option price multiplied by the number of shares as to which he or she is exercising the SAR. If a SAR is alternative to an option, the option is cancelled to the extent the appreciation right is exercised and the SAR is cancelled to the extent the option is exercised.

RESTRICTED STOCK. The Plan authorizes the Committee to grant restricted Class A Stock with such restriction periods as the Committee may designate. During the restriction period, stock certificates evidencing restricted shares are held by the Company and restricted shares may not be sold, assigned, transferred, pledged or otherwise encumbered. Other than these restrictions on transfer and any other restrictions the Committee may impose, the participant has all the rights of a holder of Class A Stock as to shares of restricted stock. The Committee may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional restricted stock or otherwise invested or accruing a yield. Restricted stock may be awarded without any consideration other than services rendered and/or (to the extent permitted by applicable corporate law on the date of award) services to be rendered. Except as otherwise provided by the Committee at or subsequent to the time of grant, upon termination of the participant's employment during the restriction period all shares still subject to restriction are forfeited by the participant.

PERFORMANCE SHARES AWARDS. Among the other awards which the Plan authorizes the Committee to grant are Performance Shares Awards. A Performance Shares Award grants the holder rights to receive Class A Stock which vest in one or more installments over a period determined by the Committee, subject to acceleration in the event of termination of employment on account of retirement upon or after reaching a specified age, death or permanent disability. The shares subject to a Performance Shares Award are distributable, to the extent vested, after vesting in full or earlier termination of employment. A Performance Shares Award may provide that, at such time, if any, as shares of stock are issued thereunder, the holder of such award will receive an amount equal to the quarterly dividends which would have been paid on such shares had such shares been issued on the date the award was granted plus interest on the amounts of such dividends based on an interest rate designated by the Committee. No recipient of a Performance Shares Award has or acquires any rights as a holder of the Class A Stock subject to such award, including without limitation voting and dividend rights, unless and until the certificates representing the shares subject to such award are issued to the recipient.

BONUS AWARDS. Also among the other awards which the Plan authorizes the Committee to grant are Bonus Awards. A Bonus Award, which is vested in full upon grant, entitles the holder to receive, following the earlier of a date on or after the third anniversary of the date the award was granted or the date of termination of the participant's employment, (a) the fair market value of a specified number of shares of Class A Stock at the earlier of such times, plus
(b) an amount equal to the quarterly dividends which would have been paid on such number of shares through the earlier of such times had such shares been issued to the participant on the date the award was granted, plus (c) interest on the amount of each such dividend, compounded at the end of each calendar year and at the earlier of such times, at the Company's average money market investment or borrowing rate during the applicable compounding period. The Company pays such amount to the holder in cash (unless, in the case of the amount described in (a), the Committee determines to instead pay it in shares of Class A Stock equal to the number of shares to which such award relates). No recipient of a Bonus Award has or acquires any rights as a holder of the Class A Stock subject to such award, including without limitation voting and dividend rights, unless and until the certificates representing the shares subject to such award are issued to the recipient.

OTHER AWARDS. Other awards, either alone or in addition to options, SARs, restricted stock, Performance Shares Awards and Bonus Awards, may be granted under the Plan. These may include, without limitation, Class A Stock, convertible securities, performance shares, and other forms of award measured in whole or in part by the value of shares, the performance of the participant or the performance of the Company, any Affiliate or any operating unit thereof. Such awards may be payable in Class A Stock, cash or a combination thereof. Subject to the provisions of the Plan, the Committee has the sole and complete authority to determine the numbers of shares to be awarded pursuant to such awards and all other conditions of the awards. A participant may defer all or a portion of any such award in accordance with procedures established by the Committee. In the case of awards involving the right to purchase Class A Stock, the purchase price may not be less than 85% of the fair market value of such stock at the time the award is granted and not less than the par value of such stock. Other awards may be awarded without any consideration other than services rendered and/or (to the extent permitted by applicable corporate law on the date of award) services to be rendered.

SUPPLEMENTAL CASH PAYMENTS. Subject to the Committee's discretion, a non-qualified option or SAR agreement may require the Company to make a cash payment to the holder thereof upon exercise based on a formula designed to reimburse the holder for any income tax liability resulting from such exercise and the receipt of such payment.

FAIR MARKET VALUE. Fair market value for purposes of the Plan is determined in accordance with procedures established by the Committee. The closing price of Class A Stock on March 26, 1998 was $70.50.

SURRENDER. If so provided by the Committee, an award may be surrendered to the Company on such terms and conditions, and for such consideration, as the Committee determines.

FOREIGN ALTERNATIVES. Without amending and notwithstanding the other provisions of the Plan, in the case of any award to be held by any participant who is employed outside the U.S. or is a foreign national, the Committee may specify that such award shall be made on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan.

TERM AND EXERCISABILITY OF AWARDS. Awards may be granted for such terms, and are exercisable, as the Committee determines. Awards are not transferable, except by will and the laws of descent and distribution, and during a participant's lifetime are exercisable or receivable only by the participant or his or her legal representative.

WITHHOLDING. The Committee has the power to withhold, or require a participant to remit to the Company, an amount sufficient to cover any withholding and other taxes with respect to shares issuable and/or amounts payable pursuant to the Plan. If so permitted by the Committee, a participant may elect to satisfy such taxes by having shares issuable under the Plan withheld or by delivering other shares to the Company.

AMENDMENT AND TERMINATION. The Plan may be suspended, terminated or amended by the Board of Directors or the Committee at any time, but no suspension, termination or amendment shall impair the rights of the holder of any award theretofore granted without his or her consent. Subject to the same limitation on impairment of rights, the Committee may amend or modify an outstanding award to the extent it would have had the authority to initially grant the award as so amended or modified. Notwithstanding the general rights of the Board of Directors and the Committee to amend the Plan, the Plan may not be amended without stockholder approval to the extent such approval is required by law, regulation or the rules of any exchange upon which the Class A Stock is listed.

AWARDS HERETOFORE GRANTED UNDER THE EXISTING PLAN

As of March 26, 1998, awards under the Existing Plan had been made as follows (for purposes of which, in the interests of comparability, the numbers of shares and exercise or specified prices related to awards which were exercised, paid or terminated prior to the Spinoff and/or the Company's 1996 stock split have been adjusted on a basis equivalent to the anti-dilution adjustments made under the Existing Plan to awards which were outstanding at the time of the Spinoff and/or such stock split):

                                                             SARs Other               Performance
                                Options (1)              Than Bonus Awards (2)      Shares Awards (3)    Bonus Awards (4)
                     ------------------------------- ---------------------------- --------------------- --------------------
                      Underlying    Exercise Price   Underlying  Specified Price
Name                  Shares (#)    or Range ($/sh)   Shares (#)  or Range ($/sh)      Shares (#)           Shares (#)
----                 ------------- ----------------- ----------- ---------------- --------------------- --------------------

King Harris            142,161      9.05 to 55.00     28,598          9.05               39,379              25,419

Fred Conforti           86,354     17.08 to 55.00       None            -                44,927              28,906

Leo A, Guthart          84,134     17.08 to 55.00       None            -                13,167                None

Thomas Kemp             14,000     47.00 to 55.00       None            -                  None                None

Daniel J. Ramella       52,898      6.32 to 55.00     23,370          6.32               22,770                None

All Current Executive
Officers of the
Company as a Group     431,646      6.32 to 55.00     66,276      6.32 to 29.83         153,510              63,218

All Recipients         934,548      6.32 to 55.00    409,763      6.32 to 29.83         508,221             125,969

--------------

(1) Non-qualified options with terms of ten years, awarded at exercise prices equal to fair market values of Class A Stock on dates of grant, scheduled to become exercisable after three to five years, without a cash payment feature.

(2) SARs exercisable solely for cash with terms of five or ten years, awarded at specified prices equal to fair market values of Class A Stock on dates of grant, schedule to mature in or to become exercisable after three or five years, respectively, not in tandem with options.

(3) With terms of three to five years, scheduled to vest in equal annual installments, with a provision for the payment of dividend equivalents and interest thereon when Class A Stock is distributed.

(4) Value of shares approximately three years after dates of grant (or earlier termination of employment) payable in cash (or, if the Compensation Committee so elects, Class A Stock), together with dividend equivalents and interest thereon.


FEDERAL INCOME TAX CONSEQUENCES

The following discussion is intended only as a brief summary of the federal income tax consequences of stock options, SARs, restricted stock, Performance Shares Awards, Bonus Awards and other awards and supplemental cash payments. The laws governing the tax aspects of awards are highly technical and such laws are subject to change in the future, and any such change could be retroactive and affect the validity of the following discussion.

NON-QUALIFIED OPTIONS. The holder of a non-qualified option does not recognize taxable income upon the grant thereof, nor is the Company entitled to a deduction in respect of such grant. Upon the exercise of a non-qualified option as to any shares, the excess of the fair market value of such shares on the date of exercise over their option price (the "spread") constitutes compensation taxable to the optionee as ordinary income. Provided it complies with applicable tax reporting requirements, the Company is generally entitled to a deduction, in the year of exercise, in an amount equal to such compensation taxable to the optionee as ordinary income.

Upon an optionee's sale of shares acquired pursuant to the exercise of a non-qualified option, the difference between the selling price and the tax basis of the shares (generally the fair market value of such shares on the date of exercise) is a capital gain or loss. The Company is not entitled to a deduction as a result of such a sale.

ISOs. The holder of an ISO does not recognize taxable income upon the grant or exercise thereof, nor is the Company entitled to a deduction in respect of such grant or exercise. However, the spread at exercise constitutes an item includible in alternative minimum taxable income and may subject the optionee to, or increase the optionee's liability for, alternative minimum tax. Such alternative minimum tax or increase therein may be payable even though the optionee receives no cash upon the exercise of his or her ISO with which to pay such tax or increase.

Upon an optionee's disposition of shares acquired pursuant to the exercise of an ISO, if the shares have been held for at least one year and if at least two years have elapsed since the date of grant (i.e., if the "ISO Holding Period" has expired), the difference between the selling price and the tax basis of such shares (such basis generally being the option price of such shares) is a capital gain or loss to the optionee. The Company is not entitled to a deduction as a result of such a sale.

If option shares are disposed of before the expiration of the ISO Holding Period (a "disqualifying disposition"), then (i) if the selling price exceeds the fair market value of the shares on the date of exercise, the excess of such fair market value over the tax basis of the shares is taxable to the optionee as ordinary income, and the excess of the selling price over such fair market value is taxable to the optionee as a capital gain, (ii) if the selling price exceeds the tax basis of the shares but does not exceed the fair market value of the shares on the date of exercise, the excess of the selling price over the tax basis of the shares is taxable to the optionee as ordinary income, and (iii) if the selling price is less than the tax basis of the shares, the difference is a capital loss to the optionee. If, however, the disposition is a sale to a related party (as defined in Section 267(b) of the Code to include, for example, a member of the optionee's family or a corporation of which the optionee owns a majority of the equity interest) or a gift, then the excess of the fair market value of the shares on the date of exercise over the tax basis of the shares is taxable to the optionee as ordinary income. The Company is generally entitled to a deduction for the year of disposition in an amount equal to any amount taxable to the optionee as ordinary income upon a disqualifying disposition.

USE OF STOCK TO PAY OPTION PRICE. The general statements as to tax basis in the previous paragraphs relating to the disposition of stock received on the exercise of options apply in the event the optionee pays cash for the option shares. If, however, the optionee pays for the option shares in whole or in part by delivering already-owned Class A Stock or Common Stock ("old" shares), the tax basis for the option shares, and thus the consequences of a disposition, differs.

If an optionee delivers old shares (other than old shares acquired upon the exercise of an ISO which were not held for the ISO Holding Period) in payment of all or part of the exercise price of a non-qualified option, the optionee does not recognize a gain or loss as a result of such delivery (but the exercise continues to give rise to taxable compensation and to a Company deduction as described above). The optionee's tax basis in, and holding period for, the option shares is determined as follows: as to option shares equal in number to the old shares delivered, the basis in and holding period for the old shares carry over on a share-for-share basis; as to each remaining share, its basis is the fair market value on the date of exercise and its holding period begins on that date. Any capital gain or loss on the sale of a particular option share is measured based on the difference between the selling price and the optionee's actual tax basis for such share.

If an optionee delivers old shares (other than old shares acquired upon exercise of an ISO which were not held for the ISO Holding Period) in payment of all or part of the exercise price of an ISO, the optionee does not recognize a gain or loss as a result of such delivery. The optionee's tax basis in and holding period for the option shares is determined as follows: as to option shares equal in number to the old shares delivered, the basis in and the holding period for the old shares carries over on a share-for-share basis; as to each remaining share, its basis equals the exercise price paid in cash (if any). Thus, in the event option shares are acquired solely through the delivery of old shares (i.e., none of the exercise price is paid with cash), the basis of each remaining share is zero. Any capital gain or loss on the sale of a particular option share is measured based on the difference between the selling price and the optionee's actual tax basis for such share. Pursuant to proposed regulations, if an ISO is exercised using old shares, a later disqualifying disposition of the shares received is deemed to have been a disposition of the shares having the lowest tax basis first.

If an optionee pays the exercise price of an option in whole or in part with old shares that were acquired upon the exercise of an ISO and that have not been held for the ISO Holding Period, the optionee generally recognizes ordinary income under the rules applicable to disqualifying dispositions. The Company is generally entitled to a corresponding deduction. The optionee's tax basis in the option shares which reflect a carry-over basis from the old shares surrendered is increased by the amount of ordinary income the optionee recognizes.

SARs. The holder of a SAR does not recognize taxable income upon the grant thereof, nor is the Company entitled to a deduction in respect of such grant. Upon the exercise of a SAR, the holder generally recognizes ordinary income equal to the amount of any cash and the fair market value (measured on the date of exercise) of any Class A Stock received. Provided it complies with any applicable tax reporting requirements, the Company is generally entitled to a deduction in an amount equal to the amount of ordinary income recognized by the holder.

Upon a holder's sale of any shares received pursuant to the exercise of a SAR, the difference between the selling price and the tax basis of the shares (generally the fair market value of such shares on the date of exercise) is a capital gain or loss.

RESTRICTED STOCK. A participant who is granted restricted stock may, if the restrictions on it constitute a "substantial risk of forfeiture" as defined in
Section 83 of the Code, make an election under Section 83(b) of the Code (a "Section 83(b) election") to have the grant taxed as compensation income at the date of grant in an amount equal to the fair market value on the date of grant of the shares subject to such award less any amount paid by the participant for the shares. The restrictions on restricted stock will constitute a "substantial risk of forfeiture" if, for example, a sale thereof would subject the participant to suit under Section 16(b) of the Securities Exchange Act. If the participant is not permitted to make, or is permitted to make but does not make, a timely Section 83(b) election, the grant is generally taxed to him or her as compensation income at the date(s) that the restrictions imposed on the shares expire, in an amount on each such date equal to the fair market value on such date of the shares as to which the restrictions expire less any amount paid by the participant for the shares. Unless a participant is permitted to make, and makes, a timely Section 83(b) election, any dividends paid on the shares subject to the award while such shares remain subject to the restrictions are compensation income to the participant. Provided it complies with applicable tax reporting requirements, the Company is generally entitled to a deduction for any compensation income taxed to the participant.

Upon a participant's sale of shares received pursuant to a grant of restricted stock, the difference between the selling price and the tax basis of the shares (generally, if a timely Section 83(b) election is made, the fair market value of the shares on the date of grant or, if a timely Section 83(b) election is not made, the fair market value of the shares on the date(s) on which the restrictions on the shares expire) is a capital gain or loss. A participant's holding period begins on the date of grant if a timely Section 83(b) election is made or on the date(s) on which the restrictions on the shares expire if no timely Section 83(b) election is made.

PERFORMANCE SHARES AWARDS. The recipient of a Performance Shares Award does not recognize taxable income upon the grant thereof, nor is the Company entitled to a deduction in respect of such grant. Upon the issuance of shares pursuant to the Award, the recipient recognizes compensation in an amount equal to the fair market value of the issued shares on the date of issuance. Such compensation is taxed to the recipient as ordinary income for the year of issuance. Any amounts paid as dividend equivalents or interest thereon at the time of issuance also constitute compensation taxable to the recipient as ordinary income. Provided it complies with applicable tax reporting requirements, the Company is generally entitled to a deduction for any compensation income taxed to the recipient. The recipient's holding period begins on the date the shares are issued.

Upon a recipient's sale of shares received pursuant to a Performance Shares Award, the difference between the selling price and the tax basis of the shares (generally the fair market value of the shares on the date such shares were issued) is a capital gain or loss.

BONUS AWARDS. The recipient of a Bonus Award does not recognize taxable income upon the grant thereof, nor is the Company entitled to a deduction in respect of such grant. Upon the payment of cash, and, if applicable, the issuance of shares, pursuant to a Bonus Award, the recipient recognizes compensation in an amount equal to the cash received and the fair market value of any issued shares on the date of issuance. Such compensation is taxed to the recipient as ordinary income for the year of payment. Provided it complies with any applicable tax reporting requirements, the Company is generally entitled to a deduction for any compensation income taxed to the recipient.

Upon a recipient's sale of shares received pursuant to a Bonus Award, the difference between the selling price and the tax basis of the shares (generally the fair market value of the shares on the date such shares were issued) is capital gain or loss.

SUPPLEMENTAL CASH PAYMENTS. The amount of any supplemental cash payment to a participant who exercises a non-qualified option or SAR constitutes compensation taxable to the participant as ordinary income, and the Company should be entitled to a deduction for the year of payment in an amount equal to such compensation.

The supplemental cash payment to the participant is intended to provide the participant with sufficient funds to pay the federal income tax arising both from the exercise of the option or SAR and the receipt of such payment. The Company's cash outlay to the participant should be offset to some extent by the Company's tax savings arising from the deductions to which the Company is entitled because of the exercise of the option or SAR and the making of such payment. The extent of offset depends on the relative income tax rates applicable to corporations and individuals at the time of exercise.

SURRENDER. The amount paid to a participant upon surrender of an award is compensation taxable to the participant as ordinary income. The Company should be entitled to a deduction for the year of payment in an amount equal to such compensation.

ACCELERATED BENEFITS. In the event that a participant's benefits with respect to an award pursuant to the Plan are accelerated as the result of a change in the ownership of the Company or a substantial portion of the Company's assets, then pursuant to Sections 280G and 4999 of the Code (which deal with the treatment of "excess parachute payments") the Company may not be entitled to a deduction for some or all of the accelerated benefits (and potentially for certain other amounts payable to the participant) and the participant may be subject, in addition to the federal income taxes otherwise payable with respect to the award, to a 20% excise tax on the non-deductible portion of the accelerated benefits (or amounts).

WITHHOLDING. If shares issuable under the Plan are withheld to satisfy withholding or other taxes, the tax consequences are the same as if such shares were issued to the participant and then sold by the participant to the Company for fair market value.

Any shares of already-owned Class A Stock delivered by a participant in satisfaction of withholding or other taxes should be treated as sold by the participant to the Company on the date of delivery for fair market value. The difference between the fair market value of such shares on the date of delivery and the tax basis of the shares should be a capital gain or loss. The Company is not entitled to a deduction as a result of such a sale. Different tax consequences may result if the shares delivered by the participant were acquired upon the exercise of an ISO and have not been held for the ISO Holding Period.

CAPITAL GAINS. The federal income tax rate applied to capital gains realized on a current sale of shares by a participant is (i) 20% if the shares have been held by the participant for more than 18 months ("long-term capital gains"),
(ii) 28% if the shares have been held by the participant for more than 12 months but not more than 18 months ("mid-term capital gains") and (iii) the rate that applies to ordinary income (i.e., a graduated rate up to a maximum of 39.6%) if the shares have been held by the participant for no more than 12 months ("short-term capital gains"); except that for an individual whose total taxable income is subject to tax at a 15% rate without regard to the special rates otherwise applicable to capital gains, the long-term capital gains rate is reduced to 10% and the 15% rate applies to any mid-term or short-term capital gains. The 20% (or 10%) rate for long-term capital gains generally also applies for purposes of the alternative minimum tax. The capital gains rate will generally be reduced to 18% (8% in the case of an individual who would otherwise be subject to tax at a 15% rate) for capital gains realized on assets (i) acquired after December 31, 2000 and (ii) held for more than 5 years. However, in the case of shares acquired pursuant to the exercise of an option, this reduced rate will apply only if such option is granted after December 31, 2000.

ONE MILLION DOLLAR COMPENSATION DEDUCTION LIMITATION. As discussed in more detail below under "Proposal to Approve Business Criteria for Certain Annual Bonuses for Three of the Company's Executive Officers," Section 162(m) of the Code limits the deduction a publicly held corporation may take for compensation paid to its chief executive officer or any of its four other most highly compensated officers (each, a "covered employee") to the extent such compensation exceeds $1,000,000 in any taxable year of the Company. Excluded from this limitation is compensation that is "performance-based" as such term is defined in Section 162(m) of the Code and the Treasury Regulations issued thereunder. Certain awards granted under the Plan to covered employees do not qualify as "performance-based" for this purpose, and hence it is possible that the Company will not be entitled to a deduction for some or all of the compensation of covered employees pursuant to such non-qualifying awards.

OTHER AWARDS. Because other awards may take many other forms, as determined by the Committee, it is not possible to describe generally what their tax treatment will be.

ACCOUNTING TREATMENT

If a non-qualified option or other award involving the right to purchase Class A Stock is granted at an exercise or purchase price less than fair market value on the date of grant, the Company incurs compensation expense to the extent of the difference, which is immediately chargeable against income. The Company incurs similar compensation expense upon the grant of any award not involving the right to purchase Class A Stock (which inherently is generally granted for nominal consideration), but in the case of restricted stock such expense is generally chargeable to income over the period during which the restrictions expire. The award of a SAR, a right to a supplemental cash payment, a non-qualified option which includes a right to a supplemental cash payment, or a Performance Shares Award results in a charge by the Company against income as compensation expense of an amount equal to (a) in the case of a Performance Shares Award, the fair market value at the date of grant of the Class A Stock subject to such award and

(b) in all cases, except Performance Shares Awards to be issued in Class A Stock, any periodic increase in any supplemental cash payment and any periodic increase in the aggregate fair market value of the Class A Stock subject to such award, or to a credit by the Company to income (but only to the extent of previous charges) of an amount equal to any periodic decrease in such aggregate fair market value. Each charge against or credit to income resulting from an award under the Plan is adjusted for the tax effect attributable thereto. ISOs and non-qualified options granted at fair market value without any right to a supplemental cash payment do not affect the Company's income except for the tax effects discussed in the preceding section.

VOTE REQUIRED FOR APPROVAL

Approval of the proposed amendment to the Plan requires the affirmative vote of a majority of the votes cast on the proposal (including abstentions) at the annual meeting.

BOARD OF DIRECTORS' RECOMMENDATION

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS AN AFFIRMATIVE VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENTS TO THE PLAN.

PROPOSAL TO APPROVE THE PITTWAY CORPORATION 1998 DIRECTOR STOCK OPTION PLAN

On March 19, 1998, the Board of Directors adopted the Pittway Corporation 1998 Director Stock Option Plan (the "Plan") set forth as Appendix C hereto. Subject to approval of the stockholders at the annual meeting, the Plan permits the granting of stock options to directors of the Company who at the time of the grant are not employees of the Company or any of its subsidiaries ("Non-Employee Directors").

The purpose of the Plan is to promote the long-term financial interests of the Company and its subsidiaries by (i) providing an incentive for Non-Employee Directors to maximize the long-term value of the Class A Stock and otherwise act in the best interest of the Company's stockholders, (ii) providing Non-Employee Directors with the opportunity to acquire a greater stake in the future of the Company and its subsidiaries through stock ownership and (iii) attracting and retaining highly qualified Non-Employee Directors.

The Company currently has a 1996 Director Stock Option Plan, approved by the stockholders at the 1996 annual meeting. However, under the terms of that Plan, which was approved when Securities and Exchange Commission Rule 16b-3 imposed significant restraints on flexibility under director option plans, the only option grants which may hereafter be made are the grant following the annual meeting of an option to purchase 2,000 shares to any Non-Employee Director who has not theretofore been granted an option under that Plan and the grant of an option following the 1999 annual meeting of an option to purchase 1,000 shares to any Non-Employee Director who has not theretofore been granted an option under that Plan. It is currently anticipated that the 1996 Director Stock Option Plan would hereafter result, at most, in only the grant of an option to Mr. McCarter to purchase 2,000 shares. If the proposed Plan is adopted at the annual meeting, the 1996 Director Stock Option Plan will thereupon terminate and no further options will be granted under that Plan and if Mr. McCarter is elected a director at the annual meeting he will be granted an option to purchase 2,000 shares under the proposed Plan in lieu of the option that would otherwise have been granted to him under the 1996 Director Stock Option Plan. Other grants under the proposed Plan have not been determined.

The Plan provides initially only for the issuance of Class A Stock. It recognizes, however, that if the Change of Control Date (as defined in the Company's Restated Certificate of Incorporation, as amended) should occur, the Class A Stock will change into Common Stock on a share-for-share basis. In such event, the Plan provides that Common Stock is to be substituted for Class A Stock, both in terms of the shares issuable and for purposes of outstanding awards. References to Class A Stock in the summary which follows should be understood to refer to Common Stock in the event of any such change.

The following is a brief summary of some of the terms of the Plan and is qualified in its entirety by, and made subject to, the Plan set forth as Appendix C hereto.

SUMMARY

The Plan permits the granting of stock options that are non-qualified options for purposes of the Code.

ADMINISTRATION. The Plan is administered by the Board of Directors. Subject to the limitations of the Plan, the Plan empowers the Board of Directors, among other things, to select participants, to award options in such forms and amounts as it determines, to interpret the Plan and adopt, amend and rescind guidelines, rules and regulations relating to the Plan and to make all determinations deemed necessary or advisable for the Plan's administration.

SHARES SUBJECT TO THE PLAN; ADJUSTMENT. The maximum number of shares of Class A Stock which may be issued pursuant to the Plan is 50,000. If options expire unexercised or are canceled, terminated or forfeited in any manner without the issuance of shares, such shares are again available under the Plan. Shares issued pursuant to the Plan may be authorized and unissued shares, treasury shares or a combination thereof.

     The maximum number of shares subject to the Plan, and the shares and option prices under outstanding options, are subject to adjustment in the event of certain Organic Changes (as defined in the Plan) and/or to prevent dilution or enlargement of option rights.

REQUIRED OPTION PROVISIONS. The option price may not be less than 100% of the fair market value of the Class A Stock on the date of grant or less than the par value of such Stock. The term of an option cannot exceed ten years from the date of grant. Although options generally may be exercised at such time or times as the Board of Directors determines at or subsequent to grant, options may only be exercised during "window periods" following the dates of release for publication of the Company's quarter or annual summary statements of sales and earnings and generally may not be exercised during the six months subsequent to grant, and in the event a Non-Employee Director ceases to be a member of the Board of Directors for any reason, each option previously granted to such Non-Employee Director will cease to be exercisable on the fifth anniversary of the date of termination or, if earlier, on its scheduled date of expiration. The option price may be paid, to the extent permitted by the Board, in cash, using Class A Stock and/or Common Stock already owned by the optionee (valued at its market value on the date of exercise), or a combination thereof. The Board of Directors may permit the participant to elect to pay the option price by authorizing a third party to sell the shares acquired upon exercise (or a sufficient portion thereof) and remit to the Company sale proceeds sufficient to pay the option price and any withholding or other tax resulting from exercise. Options will not be transferable except by will or the laws of descent and distribution, and during a participant's lifetime will be exercisable only by the participant or his or her legal representative. For purposes of the Plan, the market value of the Class A Stock or Common Stock on any date will be its closing price on that date (or, if that date is not a trading date for such Stock, on the next preceding trading date for such Stock) on the New York Stock Exchange Composite Transactions list, as subsequently reported in THE WALL STREET JOURNAL.

WITHHOLDING. The Board of Directors has the power to withhold, or require a participant to remit to the Company, an amount sufficient to cover any withholding and other taxes due with respect to the participant's exercise of an option. If so permitted by the Board of Directors, a participant may elect to satisfy such taxes by having shares issuable under the Plan withheld or by delivering other shares to the Company.

TERMINATION AND AMENDMENT. The Board of Directors may terminate the Plan at any time, and may from time to time amend the Plan and any option outstanding thereunder; provided that no such action shall adversely affect any outstanding option without the consent of the participant who holds it. No such amendment to the Plan may be made without stockholder approval to the extent such approval is required by law, regulation or the rules of any exchange upon which the Class A Stock is listed.

FEDERAL INCOME TAX CONSEQUENCES

The discussion of the federal income tax consequences of non-qualified options awarded under the Company's 1990 Stock Awards Plan set forth above under the caption "Proposal to Amend the Pittway Corporation 1990 Stock Awards Plan - Federal Income Tax Consequences" applies also to options to be awarded under the Plan.

VOTE REQUIRED FOR APPROVAL

Pursuant to the terms of the Plan, approval of the Plan requires a vote at the annual meeting sufficient to satisfy the requirements of the General Corporation Law of the State of Delaware and the New York Stock Exchange. Thus, the vote required to approve the Plan is the affirmative vote of a majority of the votes cast on the proposal (including abstentions) at the annual meeting.

BOARD OF DIRECTORS' RECOMMENDATION

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS AN AFFIRMATIVE VOTE FOR THE APPROVAL OF THE PLAN.

PROPOSAL TO APPROVE BUSINESS CRITERIA FOR CERTAIN ANNUAL BONUSES FOR THREE OF THE COMPANY'S EXECUTIVE OFFICERS

Section 162(m) of the Internal Revenue Code of 1986 (the "Code") provides that for fiscal years commencing on or after January 1, 1994 publicly held corporations may not deduct employee remuneration with respect to any covered employee (generally, an employee who is the chief executive officer or one of the other four highest compensated officers as of the end of the fiscal year) to the extent that the amount of such covered employee's remuneration for the fiscal year exceeds $1,000,000. Provided certain requirements are met, Code
Section 162(m) excludes certain compensation from the remuneration counted toward the $1,000,000 limit. For example, the Company believes that the appreciation in the value of stock options and stock appreciation rights awarded under the Company's 1990 Stock Awards Plan with exercise or reference prices equal to the fair market values of the Class A Stock on the dates of award is so excluded. Generally, in order for other types of compensation to be excluded from the remuneration counted toward the $1,000,000 limit: (1) such compensation must be performance-based, (2) the business criterion or criteria by which performance may be measured, and either the maximum amount of such compensation that can be paid to any covered employee in any fiscal year or the formula under which such compensation is to be paid, must be disclosed to and approved by the public corporation's stockholders (and, if performance may be measured by more than one business criterion, re-approved by its stockholders at least every five years) and (3) the formula under which such compensation is paid for a particular fiscal year must be set not later than the ninetieth day of that fiscal year.

In March of 1996, the Compensation Committee determined that beginning with 1996 the annual bonus paid to the Company's chief executive officer for any year should be divided into two components, a performance-based component and a discretionary component, and established various potential financial performance criteria on which the performance-based component might be based. These criteria consisted of operating earnings, earnings per share, return on stockholders' equity, return on assets, total stockholder return (i.e., appreciation in the market value of Company stock plus dividends paid), return on invested capital, or any combination thereof. The amount of the performance-based component paid for a particular year was to depend on the Company's achieving during the year a goal or goals in terms of one or more of these criteria set by the Compensation Committee not later than the ninetieth day of the year. In no event could the amount of the performance-based component paid to the Company's chief executive officer for any year exceed $1,000,000. The Board of Directors concluded that stockholder approval should be obtained for the foregoing potential performance criteria so that, if certain other conditions within the control of the Compensation Committee were met, such performance-based components of bonus could be excluded from Code Section 162(m). Such stockholder approval was obtained at the Company's 1996 annual meeting of stockholders.

In March of 1998, the Compensation Committee reviewed the annual bonus arrangement related to the Company's chief executive officer and concluded that it should be continued, but with an increase to $1,500,000 in the maximum annual performance-based component. The Compensation Committee also determined that beginning with 1998 the annual bonuses paid to the chief executive officers of the Pittway Systems Technology Group (or any successor division) and the Pittway Security Group (or any successor division) should be subject to the same arrangement, except that the criterion or criteria for the performance-based components of annual bonuses could vary among the three executive officers. The Board of Directors concluded that stockholder approval should be obtained for the potential performance criteria involved so that, if certain other conditions within the control of the Compensation Committee were met, the performance-based components of bonus for the three executive officers could be excluded from Code
Section 162(m).

The Compensation Committee anticipates that a majority of the potential annual bonus payable to each of the three executive officers for a particular year will consist of the performance-based component. For 1998 the performance-based component for each executive officer is based on operating earnings, for example, the maximum performance-based and discretionary components are each $1,000,000 for the Company's chief executive officer and are $800,000 and $200,000, respectively, for one of the other two executive officers. For 1998, the third executive officer also has an $800,000 maximum performance-based component but has no maximum discretionary component. The Company is not seeking to qualify the discretionary annual components of bonus for exclusion from Code Section 162(m).

VOTE REQUIRED FOR APPROVAL

The affirmative vote of a majority of the votes cast on the issue (including abstentions) at the annual meeting is required for approval for purposes of Code
SECTION 162(m) of the business criteria selected by the Compensation Committee for certain annual bonuses for three of the Company's executive officers.

BOARD OF DIRECTORS' RECOMMENDATION

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS AN AFFIRMATIVE VOTE FOR THE APPROVAL OF THE PROPOSED FINANCIAL PERFORMANCE CRITERIA FOR CERTAIN ANNUAL BONUSES FOR THREE OF THE COMPANY'S EXECUTIVE OFFICERS.

CERTAIN TRANSACTIONS
During 1997, a limited partnership in which Irving B. Harris and William W. Harris have interests was indebted to the Company. See "Compensation Committee Interlocks and Insider Participation." Leonard, Street and Deinard, a law firm of which Sidney Barrows is "of counsel", was during 1997 and continues to be on retainer to the Company and representing the Company in the defense of certain patent infringement litigation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on a review of reports of ownership, reports of changes of ownership and written representations under Section 16(a) of the Securities Exchange Act of 1934 which were furnished to the Company during or with respect to 1997 by persons who were, at any time during 1997, directors or officers of the Company or beneficial owners of more than 10% of the outstanding shares of Common Stock or Class A Stock, no such person failed to file on a timely basis any report required by such Section during 1997.

ANNUAL REPORT

The Company's annual report for the year ended December 31, 1997 has been mailed separately to stockholders prior to the mailing of this proxy statement. Stockholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this proxy statement and is not to be deemed a part of the proxy soliciting material.

STOCKHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING

Any stockholder proposal to be considered for inclusion in proxy material for the Company's annual meeting of stockholders in May 1999 must be received at the principal executive offices of the Company no later than December 4, 1998.

PROXY SOLICITATION

Proxies will be solicited by mail. Proxies may also be solicited by directors, officers and a small number of regular employees of the Company personally or by mail, telephone or telegraph, but such persons will not be specially compensated for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for their expenses in doing so.

The entire cost of solicitation will be borne by the Company.

OTHER MATTERS

Price Waterhouse LLP, who served as auditors for the year ended December 31, 1997, have been selected by the Board, upon recommendation of the Audit Committee, to audit the consolidated financial statements of the Company for the year ending December 31, 1998. It is expected that one or more representatives of Price Waterhouse LLP will attend the annual meeting, with the opportunity to make a statement if they should so desire and will be available to respond to appropriate questions.

The management does not intend to present, and does not have any reason to believe that others will present, any item of business at the annual meeting other than those specifically set forth in the notice of the meeting. However, if other matters are properly presented for a vote, the proxies will be voted for such matters in accordance with the judgment of the persons acting under the proxies.

                                       By Order of the Board of Directors

                                       JAMES F. VONDRAK
                                       SECRETARY
Chicago, Illinois
April 3, 1998

                                                                     APPENDIX A

                                  PROPOSED AMENDMENT
                                          TO
                         RESTATED CERTIFICATE OF INCORPORATION
                                      TO INCREASE
                                   AUTHORIZED STOCK
                              --------------------------


RESOLVED, that in the opinion of the Board of Directors it is advisable that the Restated Certificate of Incorporation, as amended, of Pittway Corporation be further amended as follows:

The first sentence of Article FOURTH shall be amended in its entirety to read as follows:

         The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is Two Hundred Twenty-Two Million (222,000,000) shares, of which Two Million (2,000,000) shares shall be designated Preferred Stock with no par value, One Hundred Million (100,000,000) shares shall be designated Class A Stock of the par value of $1.00 per share, and One Hundred Twenty Million (120,000,000) shares shall be designated Common Stock of the par value of $1.00 per share.


FURTHER RESOLVED, that such amendment be submitted to the stockholders of Pittway Corporation for consideration at Pittway Corporation's 1998 annual meeting of stockholders.

                                                                      APPENDIX B



                                      PITTWAY CORPORATION

                                    1990 STOCK AWARDS PLAN

                       (AS PROPOSED TO BE AMENDED EFFECTIVE MAY 7, 1998)



   1.   PURPOSE.

The purpose of the Pittway Corporation 1990 Stock Awards Plan (the "Plan") is to promote the long-term financial interests of the Company and its Affiliates by
(a) attracting and retaining personnel, (b) motivating personnel by means of growth-related incentives, (c) providing incentive compensation opportunities that are competitive with those of other major corporations and (d) furthering the identity of interests of participants with those of the stockholders of the Company.

   2.   DEFINITIONS.

The following definitions are applicable to the Plan:

     "AFFILIATE" means (a) any subsidiary and (b) any other entity in which the Company has a direct or indirect equity interest which is designated an "Affiliate" by the Committee.

     "BOARD OF DIRECTORS" means the Board of Directors of the Company.

     "CLASS A STOCK" means Class A Stock, of the par value of $1.00 per share, of the Company (or, from and after any change of such Class A Stock into Common Stock on a share-for-share basis pursuant to the Company's Restated Certificate of Incorporation, as amended, Common Stock) or such other securities as may be substituted therefor pursuant to paragraph 5(c).

     "CODE" means the Internal Revenue Code of 1986, as amended, and any successor statute.

     "COMMITTEE" means the Compensation Committee of the Board of Directors or, if the Board of Directors so determines, another committee intended to consist of two or more directors of the Company who are "Non-Employee Directors" as such term is used in Rule 16b-3 and "outside directors" as such term is used in
Section 162(m).

     "COMPANY" means Pittway Corporation, a Delaware corporation, and its successors.

     "COMMON STOCK" means Common Stock, of the par value of $1.00 per share, of the Company.

      "ELIGIBLE EMPLOYEE" means any full-time employees of the Company or an Affiliate, other than Irving B. Harris and Neison Harris.

     The "FAIR MARKET VALUE" of the Class A Stock shall be determined in accordance with procedures established by the Committee.

     "1996 STOCK SPLIT" means the three-for-two stock split of the Common Stock and Class A Stock effected in the form of a 50% stock dividend paid on March 1, 1996.

     "PARTICIPANT" means any employee of the Company or an Affiliate who has been granted an award pursuant to the Plan.

     "RULE 16b-3" means such rule adopted under the Securities Exchange Act of 1934, as amended.

     "SECTION 162(m)" means Section 162(m) of the Code and any successor section of the Code.

     "SUBSIDIARY" means any corporation fifty percent or more of the voting stock of which is owned, directly or indirectly, by the Company.

   3. LIMITATION ON AGGREGATE SHARES/INDIVIDUAL ANNUAL LIMITATION ON OPTION AND SAR AWARDS.

After retroactive adjustment to the effective date of the Plan to reflect the 1996 Stock Split, and subject to further adjustment as provided in paragraph 5(c), the number of shares of Class A Stock which may be issued upon the exercise or payment of awards granted under the Plan shall not exceed, in the aggregate, 3,200,000 shares; it being understood that to the extent any awards expire unexercised or unpaid or are cancelled, terminated or forfeited in any manner without the issuance of shares of Class A Stock thereunder, such shares shall again be available under the

Plan. Such 3,200,000 shares of Class A Stock may be either authorized and unissued shares, treasury shares, or a combination thereof, as the Committee shall determine. Subject to further adjustment as provided in paragraph 5(c), the number of shares of Class A Stock with respect to which options and/or stock appreciation rights may be awarded during any calendar year to any eligible employee may not exceed, in the aggregate, 75,000 shares.

   4. AWARDS. The Committee may grant to eligible employees, in accordance with this paragraph 4 and the other provisions of the Plan, stock options, stock appreciation rights ("SARs"), restricted stock and other awards.

              (a) OPTIONS.

                  (i) Options granted under the Plan may be incentive stock
              options ("ISOs") within the meaning of Section 422 of the Code or any successor provision, or in such other form, consistent with the Plan, as the Committee may determine; except that, so long as so provided in such Section, no ISO may be granted under the Plan after January 16, 2000 or to any employee of an Affiliate which is not a subsidiary corporation (as such term is used in subsection
              (b) of such Section) of the Company.

                  (ii) The option price per share of Class A Stock shall be
              fixed by the Committee at (a) in the case of ISOs, not less than 100% of the fair market value of a share of Class A Stock on the date of grant and not less than the par value of a share of Class A Stock and (b) in the case of other options, not less than 85% of the fair market value of a share of Class A Stock on the date of grant and not less than the par value of a share of Class A Stock.

                  (iii) Options shall be exercisable at such time or times as the Committee shall determine at or subsequent to grant.

                  (iv) An option shall be exercised in whole or in part by
              written notice to the Company at any time prior to its stated expiration and payment in full of the option price for the shares as to which the option is being exercised. Payment of the option price may be made, at the discretion of the optionee, and to the extent permitted by the Committee, (A) in cash (including check, bank draft, or money order), (B) in Class A Stock already owned by the optionee (valued at the fair market value thereof on the date of exercise), (C) in Common Stock already owned by the optionee (valued at the fair market value thereof on the date of exercise),
              (D) by a combination of any or all of the foregoing, or (E) with any other consideration. The Committee may permit the optionee to elect to pay the option price by authorizing a third party to sell the shares acquired upon exercise (or a sufficient portion thereof) and remit to the Company sale proceeds sufficient to pay the option price and any withholding or other tax resulting from exercise.

              (b) SARs.

                  (i) An SAR shall entitle its holder to receive from the
              Company, at the time of exercise of such right, an amount equal to the excess of the fair market value (at the date of exercise) of a share of Class A Stock over a specified price fixed by the Committee multiplied by the number of shares as to which the holder is exercising the SAR. SARs may be in tandem with any previously or contemporaneously granted option or independent of any option. The specified price of a tandem SAR shall be the option price of the related option. The amount payable may be paid by the Company in Class A Stock (valued at its fair market value on the date of exercise), cash or a combination thereof, as the Committee may determine, which determination may take into consideration any preference expressed by the holder.

                  (ii) An SAR shall be exercised by written notice to the
              Company at any time prior to its stated expiration. To the extent a tandem SAR is exercised, the related option will be cancelled and to the extent the related option is exercised, the tandem SAR will be cancelled.

              (c) RESTRICTED STOCK.

                  (i) The Committee may award to any eligible employee shares of
              Class A Stock, subject to this paragraph 4(c) and such other terms and conditions as the Committee may prescribe (such shares being called "restricted stock"). Each certificate for restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company.

                  (ii) Restricted Stock may be awarded without any consideration other than services rendered and/or (to the extent permitted by applicable corporate law on the date of award) services to be rendered.

                  (iii) There shall be established for each restricted stock award a restriction period (the "restriction period") of such length as shall be determined by the Committee. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, during the restriction period. Except for such restrictions on transfer and such other restrictions as the Committee may impose, the participant shall have all the rights of a holder of Class A Stock as to such restricted stock. The Committee, in its sole discretion, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional restricted stock or otherwise invested or accruing a yield. At the expiration of the restriction period, the Company shall redeliver to the participant (or the participant's legal representative or designated beneficiary) the certificates deposited pursuant to this paragraph.

                  (iv) Except as otherwise provided by the Committee at or
              subsequent to the time of grant, upon a termination of employment for any reason during the restriction period all shares still subject to restriction shall be forfeited by the participant.

              (d) OTHER AWARDS.

                  (i) Other awards may be granted under the Plan, including, without limitation, Class A Stock, convertible debentures, other convertible securities, performance shares and other forms of award measured in whole or in part by the value of shares of Class A Stock, the performance of the participant, or the performance of the Company, any Affiliate or any operating unit thereof. Such awards may be payable in Class A Stock, cash or a combination thereof, and shall be subject to such restrictions and conditions, as the Committee shall determine. At the time of such an award, the Committee shall, if applicable, determine a performance period and performance goals to be achieved during the performance period, subject to such later revisions as the Committee shall deem appropriate to reflect significant unforeseen events such as changes in laws, regulations or accounting practices or unusual or non-recurring items or occurrences. Following the conclusion of each performance period, the Committee shall determine the extent to which performance goals have been attained or a degree of achievement between maximum and minimum levels during the performance period in order to evaluate the level of payment to be made, if any.

                   (ii) The purchase price per share of Class A Stock under
              other awards involving the right to purchase Class A Stock (including for this purpose the right to acquire Class A Stock upon the conversion of convertible securities) shall be fixed by the Committee at not less than 85% of the fair market value of a share of Class A Stock on the date of award and not less than the par value of a share of Class A Stock. Other awards not involving the right to purchase Class A Stock may be awarded without any consideration other than services rendered and/or (to the extent permitted by applicable corporate law on the date of award) services to be rendered.

                  (iii) A participant may elect to defer all or a portion of any such award in accordance with procedures established by the Committee. Deferred amounts will be subject to such terms and conditions and shall accrue such yield thereon (which may be measured by the fair market value of the Class A Stock and dividends thereon) as the Committee may determine. Payment of deferred amounts may be in cash, Class A Stock or a combination thereof, as the Committee may determine. Deferred amounts shall be considered an award under the Plan. The Committee may establish a trust or trusts to hold deferred amounts or any portion thereof for the benefit of the participants.

              (e) CASH PAYMENTS. SARs and options which are not ISOs may, in the Committee's discretion, provide that in connection with exercises thereof the holders will receive cash payments based on formulas designed to reimburse holders for their income tax liability resulting from such exercise and the payment made pursuant to this paragraph 4(e).

              (f) SURRENDER. If so provided by the Committee at or subsequent to the time of grant, an award may be surrendered to the Company on such terms and conditions, and for such consideration, as the Committee shall determine.

              (g) FOREIGN ALTERNATIVES. Without amending and notwithstanding the other provisions of the Plan, in the case of any award to be held by any participant who is employed outside the United States or who is a foreign national, the Committee may specify that such award shall be made on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan.

   5.   MISCELLANEOUS PROVISIONS.

              (a) ADMINISTRATION. The Plan shall be administered by the Committee. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority: (i) to select participants, (ii) to make awards in such forms and amounts as it shall determine, (iii) to impose such limitations, restrictions and conditions upon such awards as it shall deem appropriate, (iv) to interpret the Plan and to adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) to correct any defect or omission or to reconcile any inconsistency in the Plan or in any award granted hereunder and (vi) to make all other determinations and to take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Company and all other persons. All expenses associated with the Plan shall be borne by the Company, subject to such allocation to its Affiliates and operating units as it deems appropriate. The Committee may, to the extent that any such action will not prevent the Plan from complying with Section 162(m), delegate any of its authority hereunder to such persons as it deems appropriate.

              (b) NON-TRANSFERABILITY. Subject to the provisions of paragraph 5(f), no award under the Plan, and no interest therein, shall be transferable by a participant otherwise than by will or the laws of descent and distribution. All awards shall be exercisable or received during a participant's lifetime only by the participant or the participant's legal representative. Any purported transfer contrary to this provision will nullify the award.

              (c) ADJUSTMENTS UPON CERTAIN CHANGES. In the event of any reorganization, recapitalization, reclassification, merger, consolidation, or sale of all or substantially all of the Company's assets followed by liquidation, which is effected in such a way that holders of Class A Stock are entitled to receive securities or other assets with respect to or in exchange for Class A Stock (an "Organic Change"), the Committee shall make appropriate changes to insure that each outstanding award involving the right to acquire Class A Stock thereafter represents the right to acquire, in lieu of or in addition to the shares of Class A Stock immediately theretofore acquirable upon exercise or payment, such securities or assets as may be issued or payable with respect to or in exchange for an equivalent number of shares of Class A Stock, and appropriate changes in other outstanding awards; and in the event of any stock dividend, stock split or combination of shares, the Board of Directors shall make appropriate changes in the number of shares authorized by the Plan to be delivered thereafter and in the maximum number of shares with respect to which options and/or SARs may be awarded during any calendar year to any eligible employee, and the Committee shall make appropriate changes in the numbers of shares covered by, or with respect to which payments are measured under, outstanding awards and the exercise prices and reference prices specified therein (and in the event of a spinoff, the Committee may make similar changes), in order to prevent the dilution or enlargement of award rights. However, no right to purchase or receive a fraction of a share shall be created; and if, as a result of any such change, a fractional share would result or the right to purchase or receive the same would result, the number of shares in question shall be decreased to the next lower whole number of shares. The Committee may provide in the agreement evidencing any award for adjustments to such award in order to prevent the dilution or enlargement of rights thereunder or for acceleration of benefits thereunder and/or cash payments in lieu of benefits thereunder in the event of a change in control (or tender offer or accumulation of Class A Stock or Common Stock), merger, consolidation, reorganization, recapitalization, sale or exchange of all or substantially all of the assets or dissolution of the Company.

              (d) TAX WITHHOLDING. The Committee shall have the power to withhold, or require a participant to remit to the Company, an amount sufficient to satisfy any withholding or other tax due with respect to any amount payable and/or shares issuable under the Plan, and the Committee may defer such payment or issuance unless indemnified to its satisfaction. Subject to the consent of the Committee, a participant may make an irrevocable election to have shares of Class A Stock otherwise issuable under an award withheld, tender back to the Company shares of Class A Stock received pursuant to an award or deliver to the Company shares of Class A Stock or Common Stock already owned by the participant having a fair market value sufficient to satisfy all or part of the participant's estimated tax obligations associated with the transaction. Such election must be made by a participant prior to the date on which the relevant tax obligation arises. The Committee may disapprove of any election and may limit, suspend or terminate the right to make such elections.

              (e) LISTING AND LEGAL COMPLIANCE. The Committee may suspend the exercise or payment of any award if it determines that securities exchange listing or registration or qualification under any securities laws is required in connection therewith and has not been completed on terms acceptable to the Committee.

              (f) BENEFICIARY DESIGNATION. To the extent permitted by the Committee, participants may name, from time to time, beneficiaries (who may be named contingently or successively) to whom benefits under the Plan are to be paid in the event of their death before they receive any or all of such benefits. Each designation will revoke all prior designations by the same participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the participant in writing with the Committee during the participant's lifetime. In the absence of any such designation, benefits remaining unpaid at a participant's death shall be paid to the participant's estate.

              (g) RIGHTS OF PARTICIPANTS. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any participant's employment at any time, nor confer upon any participant any right to continue in the employ of the Company or any Affiliate for any period of time or to continue his or her present or any other rate of compensation. No employee shall have a right to be selected as a participant, or, having been so selected, to be selected again as a participant.

              (h) AMENDMENT, SUSPENSION AND TERMINATION OF PLAN. The Board of Directors or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board of Directors or the Committee may deem advisable; provided, however, that no such amendment shall be made without stockholder approval to the extent such approval is required by law, regulation or the rules of any exchange upon which the Class A Stock is listed. No such amendment, suspension or termination shall impair the rights of participants under outstanding awards without the consent of the participants affected thereby.

              The Committee may amend or modify any award in any manner to the extent that the Committee would have had the authority under the Plan to initially grant the award as so amended or modified. No such amendment or modification shall impair the rights of the participant under such award without the consent of such participant.

   6.   EFFECTIVE DATE.

The effective date of the Plan shall be January 17, 1990, the date of its adoption by the Board of Directors. Notwithstanding the foregoing, the Plan shall be submitted to the stockholders of the Company for consideration at the Company's 1990 Annual Meeting of Stockholders and shall cease to be of any further force or effect if not approved at such Annual Meeting by a vote sufficient to satisfy the requirements of the General Corporation Law of the State of Delaware, the American Stock Exchange, Section 422(b) of the Code, and paragraph (a) of Rule 16b-3 under the Securities Exchange Act of 1934. No award granted under the Plan before the Company's 1990 Annual Meeting of Stockholders shall be exercisable or realizable unless the Plan is so approved at such Annual Meeting.

                                                                     APPENDIX  C

                                      PITTWAY CORPORATION
                                1998 DIRECTOR STOCK OPTION PLAN


         1. PURPOSE OF PLAN. The purpose of this Plan (the "Plan") is to promote the long-term financial interests of the Company and its subsidiaries by:

                  (a) providing an incentive for all non-employee members of the Board of Directors (the "Non-Employee Directors") to maximize the long-term value of the Company's Class A Stock and otherwise act in the best interest of the Company's stockholders;

                  (b) providing Non-Employee Directors with the opportunity to acquire a greater stake in the future of the Company and its subsidiaries through stock ownership; and

                  (c) attracting and retaining highly qualified Non-Employee Directors.

         2. DEFINITIONS. The following words and phrases have the respective meanings indicated below unless a different meaning is plainly implied by the context.

                  (a) "Board of Directors" means the Board of Directors of the Company.

                  (b) "Class A Stock" means Class A Stock, of the par value of $1.00 per share, of the Company (or, from and after any change of such Class A Stock into Common Stock on a share-for-share basis pursuant to the Company's Restated Certificate of Incorporation, as amended, Common Stock).

                  (c) "Code" means the Internal Revenue Code of 1986, as amended.

                  (d) "Common Stock" means Common Stock, of the par value of $1.00 per share, of the Company.

                  (e) "Company" means Pittway Corporation, a Delaware corporation, and its successors.

                  (f) "Eligible Director" means any present or future member of the Board of Directors who, on the date of an award pursuant to the Plan, (1) is a member of the Board of Directors, and (2) is not an employee of the Company or any of its subsidiaries.

                  (g) "Market Value" of Class A Stock or Common Stock on any date means the closing price of such Stock on that date (or, if such date is not a trading date for such Stock, on the next preceding date which was a trading date for such Stock) on the New York Stock Exchange Composite Transactions list, as subsequently reported in THE WALL STREET JOURNAL.

                  (h) "option" means a right awarded to a participant pursuant to the Plan to purchase a designated number of shares of Class A Stock at a stated price for a stated period of time.

                  (i) "participant" means an Eligible Director who has been awarded an option.

                  (j) "Plan" means the plan set forth in this 1998 Director Stock Option Plan, as it may be amended from time to time.

                  (k) "trading date" for Class A Stock or Common Stock means a date for which a sale of such Stock on the New York Stock Exchange Composite Transactions list is subsequently reported in THE WALL STREET JOURNAL.

         3. LIMITATION OF AGGREGATE SHARES. Subject to adjustment as provided in paragraph 5(d), the number of shares of Class A Stock which may be issued upon the exercise of options shall not exceed, in the aggregate, 50,000 shares; it being understood that to the extent any options expire unexercised or are cancelled, terminated or forfeited in any manner without the issuance of shares of Class A Stock thereunder, such shares shall again be available under the Plan. Such 50,000 shares of Class A Stock may be authorized and unissued shares, treasury shares, or a combination thereof, as the Board of Directors shall determine.

         4. OPTIONS. The Board of Directors may grant options to Eligible Directors in accordance with this paragraph 4 and the other provisions of the Plan.

                  (a)      PROVISIONS.

                                (i)   Options shall not qualify as incentive
                           stock options within the meaning of Section 422 of the Code or any successor provision.

                                (ii)  Options shall have such terms, not to
                           exceed ten years from the date of grant, as the Board of Directors shall determine at grant.

                                (iii) The option price per share of Class A
                           Stock shall be 100% of the Market Value of Class A Stock on the date of grant and not less than the par value of a share of Class A Stock.

                                (iv)  Options shall be exercisable at
                           such time or times as the Board of Directors shall determine at or subsequent to grant; provided that, except in the event of death or disability of the participant, no option may be exercised during the first six months after it is awarded ; further provided that an option may be exercised only during a period beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such date; and further provided that in the event of termination of service of a participant as a member of the Board of Directors for any reason (including without limitation expiration of term without re-election, resignation, retirement, total disability or death), each option granted to the participant shall cease to be exercisable on the fifth anniversary of the date of termination or, if earlier, on the scheduled date of expiration of such option.

                  (b) EXERCISE. Shares shall be issued to a participant pursuant to the exercise of an option only upon receipt by the Company from the participant of written notice of exercise, specifying the number of shares with respect to which the option is being exercised, accompanied by payment in full, to the extent permitted by the Board of Directors either in cash (including check, bank draft or money order), by a single exchange of shares of Class A Stock already owned by the participant, by a single exchange of shares of Common Stock already owned by the participant, or a combination thereof, in an amount or having a combined value equal to the aggregate option price for the shares subject to the option or portion thereof being exercised; provided that the Board of Directors may permit the participant to elect to pay such aggregate option price by authorizing a third party to sell the shares acquired upon exercise (or a sufficient portion thereof) and remit to the Company sale proceeds sufficient to pay such aggregate option price and any withholding or other tax resulting from exercise. The value of already owned shares of Class A Stock or Common Stock exchanged in full or partial payment for the shares purchased upon the exercise of an option shall be equal to the aggregate Market Value of such already owned shares on the date of the exercise of such option.

                  (c) SURRENDER. If so provided by the Board of Directors at or subsequent to the time of grant, an option may be surrendered to the Company on such terms and conditions, and for such consideration, as the Board of Directors shall determine.

                  (d) FORM. The form of each option (and of the documentation evidencing each option) shall be determined by the Board of Directors.

         5.       MISCELLANEOUS PROVISIONS.

                  (a) ADMINISTRATION. The Plan shall be administered by the Board of Directors. Subject to the limitations of the Plan, the Board of Directors shall have the sole and complete authority: (i) to select participants, (ii) to award options in such forms and amounts as it shall determine, (iii) to impose such limitations, restrictions and conditions upon such options as it shall deem appropriate, (iv) to interpret the Plan and to adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) to correct any defect or omission or to reconcile any inconsistency in the Plan or in any options and (vi) to make all other determinations and to take all other actions necessary or advisable for the implementation and administration of the Plan. The Board of Directors' determinations on matters within its authority shall be conclusive and binding upon the Company and all other persons. All expenses associated with the Plan shall be borne by the Company.

                  (b) NON-TRANSFERABILITY. No option, and no interest therein, shall be transferable by a participant otherwise than by will or the laws of descent and distribution. All options shall be exercisable during a participant's lifetime only by the participant or the participant's legal representative. Any purported transfer contrary to this provision will nullify the option.

                  (c) NONALIENATION OF BENEFITS. No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit under the Plan shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits except such claims as may be made by the Company. If any participant should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber of charge any right or benefit under the Plan, such right or benefit shall, in the sole discretion of the Board of Directors, cease, and in such event the Company shall hold or apply the same or any part thereof for the benefit of such participant, such person's spouse, children or their dependents, or any of them, in such manner and in such proportion as the Board of Directors in its sole discretion shall determine.

                  (d) ADJUSTMENT IN NUMBER OF SHARES AND OPTION PRICE. In the event of any reorganization, recapitalization, reclassification, merger, consolidation, or sale of all or substantially all of the Company's assets followed by liquidation, which is effected in such a way that holders of Class A Stock are entitled to receive securities or other assets with respect to or in exchange for Class A Stock (an "Organic Change"), the Board of Directors shall make appropriate changes to insure that each outstanding option thereafter represents the right to purchase, in lieu of or in addition to the shares of Class A Stock immediately theretofore purchasable upon exercise, such securities or assets as may be issued or payable in the Organic Change with respect to or in exchange for an equivalent number of shares of Class A Stock; and in the event of any stock dividend, stock split or combination of shares, the Board of Directors shall make (and in the event of a spinoff, the Board of Directors may make) appropriate changes in the number of shares authorized by the Plan to be delivered thereafter, the number of shares covered by and option price under each outstanding option, and the number of shares as to which each outstanding option is then exercisable or thereafter becomes exercisable, in order to prevent the dilution or enlargement of option rights. However, no right to purchase a fraction of a share shall be created; and if, as a result of any such change, a fractional share would result or the right to purchase the same would result, the number of shares in question shall be decreased to the next lower whole number of shares. Any such adjustment made by the Board of Directors shall be binding and conclusive upon all participants, the Company and all other interested persons.

                  (e) TAX WITHHOLDING. The Board of Directors shall have the power to withhold, or to require a participant to remit to the Company, an amount sufficient to satisfy any withholding or other tax due with respect to the participant's exercise of an option. Subject to the consent of the Board of Directors, a participant may make an irrevocable election to have shares of Class A Stock otherwise issuable under an option withheld, tender back to the Company shares of Class A Stock received pursuant to an option or deliver to the Company shares of Class A Stock or Common Stock already owned by the participant having a Market Value sufficient to satisfy all or part of the participant's estimated tax obligations associated with the transaction. Such election must be made by a participant prior to the date on which the relevant tax obligation arises. The Board of Directors may disapprove of any election and may limit, suspend or terminate the right to make such elections.

                  (f) TERMINATION; AMENDMENTS. The Board of Directors may terminate the Plan at any time. The Board of Directors may amend the Plan at any time or from time to time; provided that no such amendment shall be made without stockholder approval to the extent such approval is required by law, regulation or the rules of any exchange upon which the Class A Stock is listed.

                  The Board of Directors may amend an outstanding option in any manner to the extent that the Board of Directors would have had the authority under the Plan to initially grant the option as so amended.

                  No termination or amendment of the Plan or amendment of any outstanding option shall adversely affect any outstanding option without the consent of the participant who holds it.

                  (g) RIGHTS OF PARTICIPANTS. Nothing in the Plan shall confer on any Eligible Director any right to continue to serve as a member of the Board of Directors or affect in any way the right of the Company to terminate such service at any time. No Eligible Director shall have a right to be selected as a participant, or, having been so selected, to be selected again as a participant.

                  (h) EFFECTIVE DATE. The effective date of the Plan shall be March 19, 1998, the date of its adoption by the Board of Directors; provided, however, that, no option shall be awarded under the Plan unless the Plan is approved at the Company's 1998 Annual Meeting of Stockholders by a vote sufficient to satisfy the requirements of the General Corporation Law of the State of Delaware and the New York Stock Exchange.

COMMON STOCK                                                               PROXY

                               PITTWAY CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 7, 1998

         Neison Harris, King Harris, and James F. Vondrak (each with full power of substitution) are hereby authorized to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present at the annual meeting of stockholders of Pittway Corporation to be held on May 7, 1998, and at any adjournment thereof, as follows on the reverse side and below. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE, BUT IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NAMED NOMINEES AND FOR EACH OF ITEMS 2 - 5, INCLUSIVE.


YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                  (Continued and to be signed on reverse side.)

                               PITTWAY Corporation
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.


                                                           ---------------------
1.  Election of Directors -                                For  Withhold For All
Nominees:  S. Barrows, F. Conforti, L. Guthart, I.         All  Authority Except
Harris, K. Harris, N. Harris, W. Harris, J. Kahn Jr.       ---------------------
and J. McCarter Jr.
                                                           --------------------
                                                           For Against Abstain
                                                           ---------------------
2. Approval of the amendment increasing the Company's authorized Stock

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below

   ------------------------------------------------------------

3.  Approval of the amendments to the 1990 Stock
    Awards Plan


4.  Approval of the 1998 Director Stock Option Plan


5. Approval of the business criteria for certain annual bonuses for three of the Company's executive officers
6. In their discretion, upon such other business as may properly be brought before the meeting

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the Proxy Statement.

Dated:_____________________________, 1998
Signature(s)______________________________

IMPORTANT: Please sign exactly as your name or names appear above. Joint owners should each sign personally. If you sign as agent or in any other representative capacity, please state the capacity in which you sign.


                     TRIANGLE      FOLD AND DETACH HERE      TRIANGLE


PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

CLASS A STOCK                                                              PROXY

                               PITTWAY CORPORATION
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 7, 1998

         Neison Harris, King Harris, and James F. Vondrak (each with full power of substitution) are hereby authorized to vote all the shares of Class A Stock which the undersigned would be entitled to vote if personally present at the annual meeting of stockholders of Pittway Corporation to be held on May 7, 1998, and at any adjournment thereof, as follows on the reverse side and below. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE, BUT IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NAMED NOMINEES AND FOR EACH OF ITEMS 2 - 5, INCLUSIVE.




YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                (Continued and to be signed on reverse side.)

                               PITTWAY CORPORATION
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.




                                                       ---------------------
                                                       For  Withhold For All
                                                       All  Authority Except
1.  Election of Directors -                            ---------------------
Nominees:  E. Barnett. E. Coolidge III and A. Downs

                                                       --------------------
                                                       For Against Abstain
                                                       --------------------
2. Approval of the amendment increasing the Company's authorized Stock


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below

    ----------------------------------------------------------

3.  Approval of the amendments to the 1990 Stock
    Awards Plan


4.  Approval of the 1998 Director Stock Option Plan


5. Approval of the business criteria for certain annual bonuses for three of the Company's executive officers
6. In their discretion, upon such other business as may properly be brought before the meeting

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the Proxy Statement.
Dated:________________________________________, 1998
Signature(s)__________________________________

IMPORTANT: Please sign exactly as your name or names appear above. Joint owners should each sign personally. If you sign as agent or in any other representative capacity, please state the capacity in which you sign.

                 TRIANGLE     FOLD AND DETACH HERE      TRIANGLE


PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.